UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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the Securities Exchange Act of 1934

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US Foods Holding Corp.
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On April 26, 2022, US Foods Holding Corp. (the “Company”) issued an investor presentation (the “Investor Presentation”) in connection with the Company’s 2022 annual meeting of shareholders. A copy of the Investor Presentation can be found below.

US. FOODS


Confit de Canard
Tartare de boeuf

WE HELP YOU MAKE IT™

Driving Growth and Value for Shareholders

April 26, 2022

Disclaimer Page

Cautionary Statements Regarding Forward-Looking Information

Statements in this presentation which are not historical in nature are "forward-looking statements" within the meaning of the federal securities laws. These statements often include words such as "believe," "expect," "project," "anticipate," "intend," "plan," "outlook," "estimate," "target," "seek," "will," "may," "would," "should," "could," "forecast," "mission," "strive," "more," "goal," or similar expressions (although not all forward-looking statements may contain such words) and are based upon various assumptions and our experience in the industry, as well as historical trends, current conditions, and expected future developments. However, you should understand that these statements are not guarantees of performance or results and there are a number of risks, uncertainties and other important factors, many of which are beyond our control, that could cause our actual results to differ materially from those expressed in the forward-looking statements, including, among others: cost inflation/deflation and commodity volatility; competition; reliance on third party suppliers; interruption of product supply or increases in product costs; changes in our relationships with customers and group purchasing organizations; our ability to increase or maintain the highest margin portions of our business; effective integration of acquisitions; achievement of expected benefits from cost savings initiatives; fluctuations in fuel costs; economic factors affecting consumer confidence and discretionary spending; changes in consumer eating habits; our reputation in the industry; labor relations and costs; access to qualified and diverse labor; cost and pricing structures; changes in tax laws and regulations and resolution of tax disputes; governmental regulation; product recalls and product liability claims; adverse judgments or settlements resulting from litigation; disruptions of existing technologies and implementation of new technologies; cybersecurity incidents and other technology disruptions; management of retirement benefits and pension obligations; extreme weather conditions, natural disasters and other catastrophic events; risks associated with intellectual property, including potential infringement; indebtedness and restrictions under agreements governing indebtedness; potential interest rate increases; risks related to the impact of the ongoing COVID-19 outbreak on our business, suppliers, consumers, customers and employees; and potential costs associated with shareholder activism.

For a detailed discussion of these risks, uncertainties and other factors that could cause our actual results to differ materially from those anticipated or expressed in any forward-looking statements, see the section entitled "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended January 1, 2022, which was filed with the Securities and Exchange Commission ("SEC") on February 17, 2022. Additional risks and uncertainties are discussed from time to time in current, quarterly and annual reports filed by the Company with the SEC, which are available on the SEC's website at www.sec.gov. Additionally, we operate in a highly competitive and rapidly changing environment; new risks and uncertainties may emerge from time to time, and it is not possible to predict all risks nor identify all uncertainties. The forward-looking statements contained in this presentation speak only as of the date of this presentation and are based on information and estimates available to us at this time. We undertake no obligation to update or revise any forward-looking statements, except as may be required by law.

Non-GAAP Financial Measures

We report our financial results in accordance with U.S. generally accepted accounting principles ("GAAP"). However, this presentation includes the following non-GAAP financial measures: Adjusted Gross profit, EBITDA, Adjusted EBITDA, Net Debt, Net Leverage Ratio, Adjusted Net income, Adjusted Diluted Earnings per Share (EPS) and Return on Invested Capital (ROIC). These non-GAAP financial measures exclude the impact of certain items and, therefore, have not been calculated in accordance with GAAP.

We caution readers that our definition of these non-GAAP financial measures may not be calculated in the same manner as similar measures used by other companies. Definitions of these non-GAAP measures and reconciliations of these non-GAAP financial measures to the most comparable GAAP financial measures are included in the appendix to this presentation.

Please note that the Company is not providing a reconciliation of certain forward-looking non-GAAP financial measures, including Adjusted EBITDA, Adjusted Diluted EPS and Net Leverage Ratio, because the Company is unable to predict with reasonable certainty the financial impact of certain significant items, including restructuring costs and asset impairment charges, share-based compensation expenses, non-cash impacts of LIFO reserve adjustments, losses on extinguishments of debt, business transformation costs, other gains and losses, business acquisitions and integration related costs and diluted earnings per share. These items are uncertain, depend on various factors, and could have a material impact on GAAP reported results for the guidance period. For the same reasons, the Company is unable to address the significance of the unavailable information, which could be material to future results.

Additional Information

On April 11, 2022, the Company filed a definitive proxy statement, an accompanying WHITE proxy card, and other relevant documents with the SEC in connection with the solicitation of proxies from the Company's shareholders for the 2022 annual meeting. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a copy of the definitive proxy statement, an accompanying WHITE proxy card, any amendments or supplements to the definitive proxy statement and other documents filed by the Company with the SEC at no charge at the SEC's website at www.sec.gov. Copies will also be available at no charge in the "SEC Filings" subsection of the "Financial Information" section of the Company's Investor Relations website at https://ir.usfoods.com/investors or by contacting info@okapipartners.com.

Table of Contents



Executive Summary

Key Messages

Our Strategy is Balanced and Right for US Foods	▪ **One of America's leading foodservice solutions companies,** delivering on its promise to restaurants and other customers: **"We Help You Make It"** ▪ US Foods has a **track record of profitable growth**, with a pre-pandemic (2015-19) **Adjusted EBITDA CAGR of 8.1%** driven by **balanced top-line growth and 82bps of margin expansion**(1) ▪ Despite these achievements, we **fell short of fully achieving goals** that we articulated in 2018 ▪ We took **decisive action during the pandemic** and have emerged as a **strong, more focused company** ▪ Our 2021 results demonstrate **proof points of our recently announced financial plan** — profitably grow market share, optimize gross margins and drive operational efficiency — which are enabled by our recently deployed **operating model**
Our Compelling Plan to Drive Profitable Growth	▪ Plan to deliver **$1.7bn of Adjusted EBITDA in 2024**, well ahead of our $1.35bn pre-COVID pro forma(2) ▪ We have the **right team in place** and have **already been executing** on the core initiatives that we anticipate will drive our success ▪ We aim to deliver **2024 EPS >40% above 2019**, de-leveraging to 2.5-3.0x and initiating **return of capital**
Our Board & Governance Practices Are Highly Regarded	▪ US Foods' Board maintains high governance standards, with **10 of 11** members **independent**, **6 new** independent members added in the **last 4 years** and **5 of 11** members **diverse**(3) ▪ Our Board is **active and highly engaged** and acting as its own **agent of change** ▪ Compensation is tied to both financial goals and TSR, driving **strong alignment with shareholders** ▪ US Foods is an **industry leader in ESG**, with key proof points across product, people and planet
We Have Sought to Avoid a Proxy Contest with Sachem Head	▪ We have **engaged constructively and in good faith with Sachem Head** since October 2021 ▪ We have **tried hard to avoid a proxy contest**, but the erratic nature of Sachem Head's proposals has impeded a settlement ▪ We have offered Sachem Head multiple reasonable settlement solutions, all of which **Sachem Head rejected** ▪ Sachem Head's current goal appears to be the **sale of the Company or replacement of our CEO**

(1) Excluding the impact of our acquisition of Food Group completed in September 2019, we delivered Adjusted EBITDA CAGR of 7.6% and 88bps of Adjusted EBITDA margin expansion; (2) 2019 pro forma Adj. EBITDA excludes expected synergies of approximately $85 million from Food Group and Smart Foodservice acquisitions; (3) As of the conclusion of the 2022 Annual Meeting; Note: Refer to the Appendix for information and reconciliations of non-GAAP measures; Refer to the Disclaimer Page in slide 1 for information about forward-looking non-GAAP measures

US Foods at a Glance

Who We Are and What We Stand For

- One of America's **leading foodservice solutions** companies
- **We offer scale and scope** to meet our **250,000 customers'** needs
- **Our purpose is to help our customers "Make It"** by providing reliable service, innovative solutions and industry-leading experience
- Operating nationwide from **69 distribution facilities**, with a fleet of **6,500 trucks** and **81 cash and carry stores**
- HQ in **Rosemont, Illinois** with over **28,000 employees**

How We Deliver Value

Profitably Grow Market Share

Optimize Gross Margins

Improve Operational Efficiencies

Financial Overview

$29.5bn
'21 Net Sales

$4.8bn / *16.3%*
'21 Adj. Gross Profit / *Margin*

$1.1bn / *3.6%*
'21 Adj. EBITDA / *Margin*

$9.7bn
Market Capitalization(1)

Who We Serve

Independent Restaurants

Healthcare

Hospitality

Chain Restaurants

Grocery Retail

Education

Government

(1) Diluted, including impact of KKR preferred shares — as of 4/21/22

Note: Refer to the Appendix for information and reconciliations of non-GAAP measures

Our Journey Builds on a History of Innovation and Pivots to Operational Excellence

	2015-19	2020-21	2022-24
	Post-IPO	*COVID*	*Long Range Plan*
Case Volume CAGR – Total	+0.6%	(5.0%)	*1.5x market for restaurants, at market for other customers*
Case Volume CAGR – Independent	+3.9%	(0.6%)	
Adj. EBITDA CAGR	+8.1%	(5.9%)	$1.7bn in 2024
Adj. EBITDA Margin (Cumulative)	+82bps	(102bps)	*Continued Expansion*
Strategic Focus	• *Great Food, Made Easy* • $75mm admin cost reduction • Continuous improvement • Centralized replenishment • Acquired Food Group and Smart Foodservice	• COVID response • $130mm selling & administrative cost reduction • New operating model	• Differentiated solutions and reliable service • Strategic vendor management • Omni-channel • Operational efficiency • Back office simplification

Note: Refer to the Appendix for information and reconciliations of non-GAAP measures; Refer to the Disclaimer Page in slide 1 for information about forward-looking non-GAAP measures

Track Record of Shareholder Value Creation


Total Shareholder Return – US Foods vs. Key Peers and S&P 500
73%
71%
110%
75%
55%
90%
95%
122%
22%
22%
62%
60%
56%
28%
35%
32%
US FOODS
Sysco
PFG
S&P 500
IPO to COVID-19(1)
5-year
3-year
1-year

Source: Company filings, FactSet, as of 10/6/21 (day prior to Sachem Head Schedule 13D filing); (1) From IPO date of 5/25/16 to 2/19/20, the pre-COVID-19 S&P 500 high date

Our Innovative Platform Aims to Drive Customer Satisfaction

Innovative Platform Offerings

Scoop: Platform for Delivering Innovative Products

Unique program introduces innovative items exclusive to US Foods

Scoop Case Volume (mm)



0.1
1.9
5.0
6.8
8.2
9.7
11.2
12.4
13.5
9.7
13.1
'11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21



scoop

76% stick rate(1)

830+ products in market

↑ higher basket size

↑ higher retention

Private Brand Portfolio

Drives gross margin growth and expands customer penetration

Chef's Line · Metro Deli · Monarch · Stock Yards · Rykoff Sexton · Hilltop Hearth · Patuxent Farms · Molly's Kitchen

Growing portfolio of products that offer Social or Environmental benefits

34% of total sales for FY 2021

~2x gross margin

+300bps from 2015 to 2019

Digital and Value-Added Services

E-Commerce Platform

Provides sellers with more time and customers with more flexibility and choice

Total e-Commerce Penetration



85%
80%
75%
70%
65%
60%
2016 2017 2018 2019 2020 2021

81% Satisfaction among operators

13% higher basket size

5% higher retention rates

Check Business Tools

Provide customers with a suite of value-added services that make it easier for them to run their businesses

Three main areas of focus:

1. **Driving traffic**
2. **Reducing waste**
3. **Optimizing labor**

ChowNow

toast

Bentobox

(1) Defined as daily active users as a % of monthly active users

Team-Based Resources Help Customers Succeed While Driving Better Business Outcomes

We Offer a Broad Portfolio of Team-Based Resources and Tools to Customers...

Restaurant Operations Consultants (ROCs)

- Specialized teams to assist customers with **digital marketing, menu engineering and profitability, staffing, cost management and restaurant technology**
- ROCs helped our customers access **billions of dollars in CARES Act relief to keep their businesses running and their workforce employed**
- During the pandemic, these **ROCs** were trained to help customers apply for PPP loans - we have found that customers who take advantage of our value added services perform better **and have better share of wallet and retention with US Foods**

Local Culinary & Product Support

- **Food Fanatics Chefs (FFCs) use their culinary and industry expertise to recommend enhancements** to restaurateurs and operators, providing invaluable advice to customers in today's inflationary environment
- **Product Specialists** ensure customers find the right products, recipes and menu ideas **to stay competitive and on-trend**

CHECK Business Tools

- **Suite of smart and simple digital tools** offered to customers to run restaurants more efficiently by driving traffic, reducing waste and simplifying staffing

...That Reinforce Positive Business Outcomes

~$1bn
Net New National Customer Wins in 2020-21

+51
Net Promoter Score in March 2022

+10%
Retention for Value Added Services vs. Overall Independent (2019)

Strategic Acquisitions' Performance in Line With Expectations


FOOD SERVICES OF AMERICA
Food Group


Smart Foodservice
WAREHOUSE STORES
Smart Foodservice

	Food Group	Smart Foodservice
Investment rationale	▪ **Filled our only meaningful whitespace gap** in the Pacific Northwest ▪ **Increases scale and enhances customer density**, adding approximately 16,000 customers ▪ Added highly developed produce and center-of-plate capabilities ▪ Highly competitive sale process drove premium valuation and lower, but still attractive, returns	▪ Step-changes exposure to cash and carry channel, **adding 70 stores** to existing CHEF'STOREs ▪ Proven small-store model ideal for US Foods' nationwide **cash and carry expansion** ▪ Drives higher return in **ROIC and shareholder value**
Current performance and outlook	▪ **$40mm of synergies achieved** in FY 2021 and on track to achieve **$65mm in FY 2023** ▪ All system conversions complete as of February	▪ FY 2021 Adj. EBITDA **exceeded FY 2019 levels** ▪ On track for **$20mm synergies** in FY 2024 ▪ Plan to open 4-6 new locations in FY 2022 and accelerate openings further in FY 2023

Source: Company filings

GREAT FOOD. MADE EASY.™
US FOODS

We Expect to Deliver $1.7bn of Adj. EBITDA in 2024[1]

Grow Profitable Market Share

Grow 1.5x the Market With Restaurants[2]

- ✓ Reliable service platform
- ✓ Fresh leadership
- ✓ Differentiated customer solutions
- ✓ Omni-Channel

~$290mm Adj. EBITDA Growth[1]

Further Optimize Gross Margins

Continue to Grow Gross Profit per Case

- ✓ Strategic vendor management
- ✓ Private brand penetration
- ✓ Next-Gen pricing and margin management
- ✓ Optimizing backhaul

~$325mm Adj. EBITDA Growth[1]

Improve Operational Efficiencies

Significantly Exceed 2019 Productivity Levels

- ✓ Routing transformation
- ✓ Operations foundation
- ✓ Warehouse automation
- ✓ Back office simplification

~$235mm Adj. EBITDA Growth[1]

Sustained EBITDA growth complemented by prudent capital allocation; our Q1 performance indicates meaningful progress

(1) Stated EBITDA growth figures are estimated EBITDA increases from FY 2021 to FY 2024; (2) As defined by Technomic; grow 1.0x the market for All Other segments; Note: Refer to the Disclaimer Page in slide 1 for information about forward-looking non-GAAP measures

Consistently Evolving High-Quality Board and Governance to Support Our Business' Changing Needs and Hold Management Accountable

2018
- **Ann Ziegler** – Experienced public company CFO
- **Sunil Gupta** – Digital technology & strategy expert
- **Cheryl Bachelder** – Accomplished food industry executive

2020
- **Nathaniel Taylor** – Corporate finance and technology leader

2022
- **Marla Gottschalk** – Adept consumer products executive
- **Quentin Roach** – Global supply chain expert


Independent
Non-Independent
9%
91%

91%
Independent


< 5 Years
5 - 10 Years
5
6

Average Tenure of
4 Years


Diverse
Non-Diverse
55%
45%

45% Diversity
(Gender / Ethnic)


Female Chair
Male Chair
50%
50%

50% of Committees
Chaired by Women

Regular Enhancements Since IPO in 2016

2017	✓ Adopted majority vote standard in uncontested director elections with director resignation policy ✓ Appointed Lead Independent Director
2018	✓ Removed supermajority vote standard to remove directors and amend Charter and Bylaws ✓ Added directors to Nom / Gov and Compensation Committees
2019	✓ Amended our Charter to declassify the Board ✓ Added director to Audit Committee
2022	✓ Separated Chair / CEO roles ✓ Rotation of 3 of 4 committee chairs ✓ Added directors to Nom / Gov and Compensation Committees

Source: Company proxy and filings; Note: All data is calculated at time of 2022 annual meeting, assuming USFD slate is re-elected and excludes John Lederer, who will not stand for re-election at the 2022 annual meeting

Sachem Head's Erratic Proposals Have Impeded a Settlement

US Foods Proposals | Sachem Head Proposals

Minority of directors + Exec Chair

October 15, 2021
Sachem Head requested that US Foods appoint **three** Sachem Head candidates to the Board and make Bernardo Hees Executive Chairman of the Board

3

November-December 2021
US Foods interviewed Sachem Head's original three nominees

1+1

December 21, 2021
US Foods offered to appoint Scott Ferguson plus one mutually agreed upon director with operational supply chain expertise

Board control

February 15, 2022
With no further notice, Sachem Head proceeded to nominate **seven** candidates for election to take control of the Company

7

March 2021
US Foods offered to interview new Sachem Head candidates (except for Ms. Adler), however Sachem Head declined the request

March 19, 2022
Sachem Head demanded the Board give them a majority of the seats **(six)** on the Board

6

Effective control (directors + CEO search / sale of Co.)

March 30, 2022
Sachem Head proposed:
- The appointment of **four** Sachem Head nominees to the Board; and
- A public announcement that US Foods is either (A) searching for a new CEO or (B) exploring strategic alternatives

4

April 8, 2022
US Foods offered Sachem Head:
- Add **two** Sachem Head nominees to the Board: Mr. Ferguson and one other;
- Formation of five-member committee charged with evaluation of avenues to create shareholder value, including both Sachem Head directors; and
- A standstill as long as Mr. Ferguson remains a director on the Board but for minimum of two proxy seasons

2

April 15, 2022:
Sachem Head made two proposals:
- Reiteration of its prior proposal of **four** seats and a public announcement of either a search for a new CEO or exploration of strategic alternatives; or
- Appointment of all **five** of Sachem Head's candidates to the Board and creation of a committee charged with evaluating avenues to create shareholder value
- Rejected any kind of standstill

4/5

Oct. | Nov. | Dec. | Jan. | Feb. | March | April | May

Rigorous Goals Have Ensured Alignment Between Pay and Performance

CEO Compensation Linked to Performance


LTIP + AIP
Salary
$8.1
$1.0
$7.1
$8.6
$1.0
$7.6
$7.7
$1.0
$6.7
$5.7
$0.9
$4.7
$0.7
$4.8
$1.1
$7.3
One-time equity awards
Value Creation Award
Strategic Initiatives Award
$8.3mm
Salary + LTIP + AIP
2017
2018
2019
2020
2021
Cumulative TSR(1)
16%
13%
52%
21%
27%

Value Creation Awards Further Align Compensation with Shareholders' Interests

To achieve threshold performance (i.e., to receive any award payment), the share price would need to exceed our all-time high share price for at least 30 consecutive trading days and substantially more for target and maximum achievement

- ✓ One-time, 100% performance-based award that supports efforts to unlock significant shareholder value over crucial pandemic recovery period
- ✓ PRSUs cliff vest at the end of a four year performance period (in 2025) based on the highest TSR achieved for 30 consecutive trading days during the period
- ✓ Award kicks in only if US Foods trades above $48 per share, with higher payout opportunities above $59 and $70 per share (*see below graphic for equivalent market cap growth*)


$17.3bn
$14.5bn
$11.8bn
$9.1bn Market Capitalization at Grant
$8.2bn Market Cap increase from date of grant 150% Vesting level
$5.4bn Market Cap increase from date of grant 100% Vesting level
$2.7bn Market Cap increase from date of grant 50% Vesting level
<$2.7bn Market Cap increase from date of grant 0% Vesting level

Source: Company proxy and FactSet; (1) Cumulative TSR for respective year indexed to beginning of FY 2017

US Foods Has a Clear Path to Create Value for Shareholders

- Resilient industry that weathered the pandemic, with a powerful recovery well underway
- Scaled national player in a fragmented, consolidating industry
- Strong position within the attractive, growing independent restaurant segment
- Best-in-class customer proposition, including Scoop, private brands, e-commerce, value-add services and omni-channel
- Substantial margin upside being pursued via numerous initiatives
- Commitment to ~$1.7bn Adjusted EBITDA in 2024 vs. $1.1bn in 2021
- Clear capital allocation priorities, with line-of-sight to 2.5-3.0x target Net Leverage Ratio and subsequent expected initiation of return of capital to shareholders

Note: Refer to the Appendix for information and reconciliations of non-GAAP measures; Refer to the Disclaimer Page in slide 1 for information about forward-looking non-GAAP measures

WE URGE YOU TO PROTECT THE VALUE OF YOUR INVESTMENT IN US FOODS BY VOTING "FOR" ALL OF US FOODS' NOMINEES ON THE WHITE PROXY CARD TODAY.



Overview of US Foods

Summary Perspectives

- We are one of America's leading foodservice solutions companies, with a purpose to help our customers *Make It*
- One of three national foodservice players in an industry where scale drives profitability
- Portfolio is diversified across customer types, with a historical focus on the highly attractive independent restaurant segment
- Our *Great Food. Made Easy* offering of innovative products, leading e-commerce and team of experts has driven profitable market share gains with target customers over a sustained period of time. Recent expansion of our omni-channel offering builds on this solid foundation
- Our three-year plan — profitably grow market share, optimize gross margins and drive operational efficiency — is enabled by recent changes to our operating model and leaves us confident that we will deliver Adjusted EBITDA of $1.7bn in 2024

Note: Refer to the Disclaimer Page in slide 1 for information about forward-looking non-GAAP measures

US Foods at a Glance

Who We Are and What We Stand For

- One of America's **leading foodservice solutions** companies
- **We offer scale and scope** to meet our **250,000 customers'** needs
- **Our purpose is to help our customers "Make It"** by providing reliable service, innovative solutions and industry-leading experience
- Operating nationwide from **69 distribution facilities**, with a fleet of **6,500 trucks** and **81 cash and carry stores**
- HQ in **Rosemont, Illinois** with over **28,000 employees**

How We Deliver Value

Profitably Grow Market Share

Optimize Gross Margins

Improve Operational Efficiencies

Financial Overview

$29.5bn '21 Net Sales	**$4.8bn / *16.3%*** '21 Adj. Gross Profit / *Margin*
$1.1bn / *3.6%* '21 Adj. EBITDA / *Margin*	**$9.7bn** Market Capitalization(1)

(1) Diluted, including impact of KKR preferred shares — as of 4/21/22

Note: Refer to the Appendix for information and reconciliations of non-GAAP measures

Who We Serve

- Independent Restaurants
- Healthcare
- Hospitality
- Chain Restaurants
- Grocery Retail
- Education
- Government

Breakdown of Our Business

Industry Structure


US FOODS
10%
Rest of Industry
Other Top 2 Players
25%
65%

Leading player in a highly fragmented ~$300bn industry with significant room for growth

Our Customers


Other
17%
Independent Restaurants
35%
22%
Healthcare & Hospitality
26%
Chain Restaurants

Portfolio anchored in attractive, high-margin independent restaurants

Our Products


Beverage Products
Produce
Equipment, Disposables & Supplies
5%
5%
10%
38%
Dairy
10%
Meats & Seafood
15%
17%
Refrigerated & Frozen Grocery
Dry Grocery

Our customers value foodservice distributors with a broad product offering

Source: Public filings and Technomic; Note: Figures reflect percentage of 2021 Net Sales

Advantage of National Footprint and Diversified Customer Base



US Foods Distribution Center

States with Cash and Carry Stores

69 Distribution Facilities

81 Cash and Carry Stores

~80% of Sales via e-Commerce

34% Private Brand Sales

~4,000 Sales Associates

~400,000 SKUs

~250,000 Customers

Note: Figures reflect 2022 data

GREAT FOOD. MADE EASY.™

How We Deliver a Unique Value Proposition

	Profitably Grow Market Share	Optimize Gross Margins	Improve Operational Efficiencies
Overview	▪ **Delivering reliable service and fresh quality** ▪ **Advancing differentiated solutions** ▪ **Accelerating the omni-channel platform**	▪ **Strategically managing vendors to lower cost of goods** ▪ **Increasing private brand penetration** ▪ **Next generation pricing and margin management**	▪ **Bringing greater standardization and process discipline** ▪ **Transforming routing and operations foundation** ▪ **Warehouse automation and back office simplification**
Key 2021 Proof Points	▪ ~$1bn in net new national customer wins in 2020-2021 ▪ 27% organic independent growth(1)	▪ Highest gross profit per case since IPO ▪ Q4 private brand penetration +110bps	▪ $130mm selling & administrative cost savings retained ▪ 15% reduction in assortment
LRP Objectives	▪ Grow 1.5x the market with restaurants(2)	▪ Continue to grow gross profit per case	▪ Significantly exceed 2019 productivity levels
Contribution to 2024 Adj. EBITDA (3)	**~$290mm**	**~$325mm**	**~$235mm**

(1) Organic Independent volume growth excludes extra week in the 4th Quarter of FY 2020; (2) Based on Technomic market forecasts; (3) Stated EBITDA growth figures are estimated EBITDA increases from FY 2021 to FY 2024; Note: Refer to the Disclaimer Page in slide 1 for information about forward-looking non-GAAP measures

Our Strategy Targets the Most Attractive Areas in Foodservice


$ in billions
2025 Market Size
2021 Market Size
Primary Customer Types Targeted by US Foods
$71
$77
$18
$31
$17
$19
$38
$43
$19
$23
$113
$125
$22
$28
Independent Restaurants
Hospitality
Healthcare
Retail
Education
National Chains
Other(1)
Higher Profit
Lower Profit

'24E-'25E Market Growth Rate							
	2.0%	***4.2%***	***2.7%***	***2.2%***	***0.8%***	***2.4%***	***0.4%***

Target Customers Represent a ~$220bn Market

Source: Technomic forecast as of January 2022; (1) Includes refreshment services, military, corrections, business & industry and all other foodservice; Note: Figures in dollars are net of inflation

Our Innovative Platform Aims to Drive Customer Satisfaction

Innovative Platform Offerings

Scoop: Platform for Delivering Innovative Products

Unique program introduces innovative items exclusive to US Foods

Scoop Case Volume (mm)


0.1
1.9
5.0
6.8
8.2
9.7
11.2
12.4
13.5
9.7
13.1
'11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21



76% stick rate[(1)]

830+ products in market

higher basket size

higher retention

Private Brand Portfolio

Drives gross margin growth and expands customer penetration

Growing portfolio of products that offer Social or Environmental benefits

34% of total sales for FY 2021

~2x gross margin

+300bps from 2015 to 2019

Digital and Value-Added Services

E-Commerce Platform

Provides sellers with more time and customers with more flexibility and choice

Total e-Commerce Penetration


85%
80%
75%
70%
65%
60%
2016 2017 2018 2019 2020 2021

81% Satisfaction among operators

13% higher basket size

5% higher retention rates

Check Business Tools

Provide customers with a suite of value-added services that make it easier for them to run their businesses

Three main areas of focus:

1. Driving traffic
2. Reducing waste
3. Optimizing labor

ChowNow

toast

Bentobox

(1) Defined as daily active users as a % of monthly active users

Team-Based Resources Help Customers Succeed While Driving Better Business Outcomes

We Offer a Broad Portfolio of Team-Based Resources and Tools to Customers...

Restaurant Operations Consultants (ROCs)

- Specialized teams to assist customers with **digital marketing, menu engineering and profitability, staffing, cost management and restaurant technology**
- ROCs helped our customers access **billions of dollars in CARES Act relief to keep their businesses running and their workforce employed**
- During the pandemic, these **ROCs** were trained to help customers apply for PPP loans - we have found that customers who take advantage of our value added services perform better **and have better share of wallet and retention with US Foods**

Local Culinary & Product Support

- **Food Fanatics Chefs (FFCs) use their culinary and industry expertise to recommend enhancements** to restaurateurs and operators, providing invaluable advice to customers in today's inflationary environment
- **Product Specialists** ensure customers find the right products, recipes and menu ideas **to stay competitive and on-trend**

CHECK Business Tools

- **Suite of smart and simple digital tools** offered to customers to run restaurants more efficiently by driving traffic, reducing waste and simplifying staffing

...That Reinforce Positive Business Outcomes

~$1bn

Net New National Customer Wins in 2020-21

+51

Net Promoter Score in March 2022

+10%

Retention for Value Added Services vs. Overall Independent (2019)

US FOODS

Omni-Channel Offering Allows Customers to Shop When and Where They Want

Broadline delivered is the heart of our business, supplying ~250,000 customer locations nationwide, and is augmented by our ***omni-channel strategy***

Direct


US.
FOODS
DIRECT

- **Virtual marketplace accessible online or from a mobile device** offering 60,000+ specialty products not stocked in warehouses
- Orders sent directly to customers via FedEx and UPS

Pronto



- **Service providing smaller, more frequent deliveries** with **22 markets currently in place**
- **Caters to customers in high density geographic areas** through 8PM cutoff time for next-day delivery; service available six days a week and no minimum order requirements

Cash and Carry



- **Self-service stores targeting restaurant customers; vast selection of quality ingredients and supplies** in convenient warehouse format, driving increased share of customers' wallets
- **Significant expansion opportunity** for US Foods to grow store footprint; attractive EBITDA margins and strong ROIC profile

Key Performance Drivers for US Foods

- Resilient industry that weathered the pandemic, with a powerful recovery well underway
- Scaled national player in a fragmented, consolidating industry
- Strong position within the attractive, growing independent restaurant segment
- Best-in-class customer proposition, including Scoop, private brands, e-commerce, value-add services and omni-channel
- Substantial margin upside being pursued via numerous initiatives
- Commitment to ~$1.7bn Adjusted EBITDA in 2024 vs. $1.1bn in 2021
- Clear capital allocation priorities, with line-of-sight to 2.5-3.0x target Net Leverage Ratio and subsequent expected initiation of return of capital to shareholders

Note: Refer to the Appendix for information and reconciliations of non-GAAP measures; Refer to the Disclaimer Page in slide 1 for information about forward-looking non-GAAP measures

Balanced Strategy to Drive Long-Range Plan



Summary Perspectives

- We have demonstrated our ability to grow topline / organic case volume
- Performance fell short of 2018 investor day targets
- We have improved EBITDA margins, primarily through Gross Profit - we fell short on expectations we set on operational efficiency
- Strategic investments in M&A has improved our footprint and introduced new capabilities to enhance sales in the legacy/core business
- Our responses during COVID-19 were made in the best interests of the Company's long-term success
- We have experienced strong momentum with significant improvement in sales, earnings and margin in FY 2021 and Q1 2022
- We have a track record of shareholder value creation and analysts agree our strategy and execution are producing results

Consistent Growth Against Target Independent Customers


YoY growth %
Historical Net Sales ($bn)
Pre COVID-19
COVID-19 Impact
COVID-19 recovery
2.9%: Pre-COVID CAGR
$23.1
$22.9
$24.1
$24.2
$25.9
$22.9
$29.5
FY 2015
FY 2016
FY 2017
FY 2018 (1)
FY 2019
FY 2020
FY 2021
(0.9%)
5.4%
0.1%
7.3%
(11.8%)
28.8%
Total Organic Case Volume Growth
0.6%: Pre-COVID CAGR
Undisc.
1.3%
1.7%
(1.6%)
1.1%
(22.6%)
16.6%
FY 2015
FY 2016
FY 2017
FY 2018 (1)
FY 2019
FY 2020
FY 2021
Independent Organic Case Volume Growth
3.9%: Pre-COVID CAGR
Independent case growth ~2x market growth rate over pre COVID-19 period
Undisc.
4.5%
3.7%
3.1%
4.4%
(22.2%)
27.1%
FY 2015
FY 2016
FY 2017
FY 2018
FY 2019
FY 2020
FY 2021

Source: Company fillings; (1) Strategically exited 18 large contracts to optimize future profitability, which drove volume decline and reduced Net sales growth

Steady Improvement in Profitability and Return On Capital

Historical Adj. EBITDA ($bn)


Margin %
Pre COVID-19
COVID-19 Impact
COVID-19 recovery
8.1%: Pre-COVID CAGR
$0.9
$1.0
$1.1
$1.1
$1.2
$0.6
$1.1
FY 2015
FY 2016
FY 2017
FY 2018
FY 2019
FY 2020
FY 2021
3.8%
4.2%
4.4%
4.6%
4.6%
2.8%
3.6%

Historical Adj. Diluted Earnings Per Share (USD)


YoY growth %
8.0%: Pre-COVID CAGR
$1.75
$2.33
$1.64
$2.17
$2.38
$0.22
$1.55
FY 2015
FY 2016
FY 2017
FY 2018
FY 2019
FY 2020
FY 2021
33.1%
(29.6%)
32.3%
9.7%
(90.8%)
604.5%

Return on Invested Capital[1]


+460bps Improvement
18.1%
19.9%
21.6%
21.2%
22.7%
7.5%
18.1%
FY 2015
FY 2016
FY 2017
FY 2018
FY 2019
FY 2020
FY 2021

Source: Company fillings; (1) ROIC excluding goodwill, intangible assets and amortization; Note: Refer to the Appendix for information and reconciliations of non-GAAP measures

Net Sales Growth Driven by Growth with Target Customer Types

Historical Net Sales ($bn)


YoY growth %
Strategically exited 18 large customers due to contract outlook, which drove volume decline and reduced Net sales growth
2.9%: 2015 - 2019 CAGR
$23.1
$22.9
$24.1
$24.2
$25.9
FY 2015
FY 2016
FY 2017
FY 2018
FY 2019
(0.9%)
5.4%
0.1%
7.3%

- ✓ Independent case growth ~2x market growth rate[(1)]
- ✓ Optimized portfolio of large customers to increase ROIC
- ✓ Innovative solutions including Scoop, e-commerce and team based selling
- ✓ Gained market share in independent restaurants, national chains, healthcare and hospitality in 2021

Source: Company fillings; (1) Based on Technomic data

Strong Adjusted EBITDA Growth a Result of Growth with Target Customer Types and Margin Expansion

Historical Adj. EBITDA ($bn)


8.1%: Pre-COVID CAGR
$0.9
$1.0
$1.1
$1.1
$1.2
FY 2015
FY 2016
FY 2017
FY 2018
FY 2019

Historical Adj. EBITDA margin


82 bps Pre-COVID margin expansion
3.8%
4.2%
4.4%
4.6%
4.6%
FY 2015
FY 2016
FY 2017
FY 2018
FY 2019

Expanded Adj. EBITDA margin by **82 bps** from FY 2015 to FY 2019, **representing a 22% improvement**

- ✓ Private brand penetration has driven margin expansion
- ✓ Cost resets have driven higher EBITDA margin
- ✓ Improved sales force productivity and expanded shared services offering

Source: Company filings; Note: Refer to the Appendix for information and reconciliations of non-GAAP measures

Performance Fell Short of 2018 Investor Day Target

Strategically exited 18 large customers due to contract outlook, which drove volume decline

	Target 2018	Actual 2018	Target 2019-2020	Actual 2019
Case Growth *% Change vs PY*	1-2%(1)	(1.2%)	3-4%(1)	4.6%
IND Organic Case Growth *% Change vs PY*	4-6%	3.1%	4-6%	4.4%
Adjusted EBITDA *Growth %*	6-8%	4.3%	9-11%	8.3%(2)
Adjusted EBITDA *Margin Expansion*	+15bps	+18bps	+20-25bps	+4bps(2)

Targets presented at Investor Day March 15, 2018

6.2% EBITDA growth and +11bps margin expansion achieved on an organic basis, excluding Food Group Acquisition

Observations from 2018 targets and results

- Volume goals fell short of more aggressive expectations, some of which was driven by **centralizing replenishment functions**
- **Supply Chain cost efficiency achieved**, however well short of expected levels due to leadership turnover during this time
- **Gross Profit and S&A OPEX each exceeded targets**

Source: Company filings; (1) Assumes 1% growth annually for volume from M&A (2) Including impact of Food Group acquisition in 2019; Note: Refer to the Appendix for information and reconciliations of non-GAAP measures

Immediate Response During COVID to Ensure Long-Term Success

Organic Case Growth by Quarter

YOY percent change


Total
Independent Restaurants
80%
40%
0%
(40)%
(80)%
2020
2021
Q2
Q3
Q4
Q1
Q2
Q3
Q4

	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021
Total	(40.2%)	(22.2%)	(20.4%)	(6.4%)	50.3%	18.5%	13.0%
Independent Restaurants	(42.1%)	(20.0%)	(18.5%)	0.2%	74.4%	25.1%	20.6%

Source: Company information

Transition to Support the Long-term Health of the Company

- Guiding principles throughout COVID-19:
  - Prioritize safety of associates
  - Maintain customer relationships
  - Continued support of customer operations
  - Conserve cash and generate additional liquidity
- Focus on significant capital markets actions to refinance debt and **secure additional liquidity for business and for acquisition** - KKR's $500mm preferred equity investment served as insurance policy given the uncertainty surrounding the pandemic
- Completed acquisition of Smart Foodservice, **keeping in mind the long-term benefits to business mix and omni-channel, to accelerate earnings growth**

Our Initiatives in 2021 Contributed to Significant Earnings Growth

Grew Profitable Market Share

~ $1bn in Net New National Customer Wins[(1)]

27% Organic Independent Growth[(2)]

- ✓ Solid service platform and NPS
- ✓ E-Commerce enhancements
- ✓ 10th anniversary of Scoop ™
- ✓ National launch of Tender by Design ™

Optimized Gross Margins

Highest Gross Profit per case since IPO

Q4 Private Brand Penetration +110 bps

- ✓ Customer optimization
- ✓ Freight allowance increases
- ✓ Renewed exclusive brand focus
- ✓ Successful inflation pass-through

Improved Operational Efficiencies

$130mm Selling & Administrative Cost Savings Retained

15% Reduction in Assortment

- ✓ Fully staffed
- ✓ Additional retention initiatives
- ✓ New selection technology
- ✓ Focus on local operations leadership

Enhanced Operating Model

Source: Company filings; (1) In 2020-2021; (2) Organic Independent volume growth excludes extra week in the fourth quarter of fiscal 2020

Significant Sales, Earnings and Margin Improvement in FY 2021


Full Year Net Sales ($bn)
$22.9
$29.5
FY 2020
FY 2021
Full Year Adjusted Gross Profit ($bn)
$3.8
$4.8
FY 2020
FY 2021
Full Year Adjusted EBITDA ($bn)
$0.6
$1.1
2.8%
3.6%
FY 2020
FY 2021
Full Year Adjusted Diluted EPS
$0.22
$1.55
FY 2020
FY 2021

Source: Company filings; Note: Refer to the Appendix for information and reconciliations of non-GAAP measures

All Q1 2022 Metrics[1] Show Significant Improvement Year Over Year

Net Sales ($bn)


$6.3
$7.8
Q1 2021
Q1 2022

Adjusted EBITDA ($mm)


$172
$241
2.7%
3.1%
Q1 2021
Q1 2022

Adjusted Diluted EPS


$0.12
$0.36
Q1 2021
Q1 2022

Net debt / EBITDA


7.5x
4.3x
Q1 2021
Q1 2022

Commentary

- Current initiatives and continued post-COVID momentum **delivered strong first quarter results**
- Total case volume **increased 4%** versus the same period in 2021; independent case volume **increased by 9%** versus the same period in 2021
- **Confident in outlook for fiscal year 2022** due to execution of long-range initiatives

Source: Company filings; (1) The data presented herein for the 13 weeks ended April 2, 2022 is preliminary, based upon our estimates, and subject to further internal review by our management and financial closing procedures. Final results for first quarter fiscal year 2022, which will be reported on a Quarterly Report on Form 10-Q, may vary from the information in this presentation; Note: Refer to the Appendix for information and reconciliations of non-GAAP measures

Strategic Acquisitions' Performance in Line With Expectations


Food Services of America
Food Group


Smart Foodservice
WAREHOUSE STORES
Smart Foodservice

Investment rationale

Food Group

- **Filled our only meaningful whitespace gap** in the Pacific Northwest
- **Increases scale and enhances customer density**, adding approximately 16,000 customers
- Added highly developed produce and center-of-plate capabilities
- Highly competitive sale process drove premium valuation and lower, but still attractive, returns

Smart Foodservice

- Step-changes exposure to cash and carry channel, **adding 70 stores** to existing CHEF'STOREs
- Proven small-store model ideal for US Foods' nationwide **cash and carry expansion**
- Drives higher return in **ROIC and shareholder value**

Current performance and outlook

Food Group

- **$40mm of synergies achieved** in FY 2021 and on track to achieve **$65mm in FY 2023**
- All system conversions complete as of February

Smart Foodservice

- FY 2021 Adj. EBITDA **exceeded FY 2019 levels**
- On track for **$20mm synergies** in FY 2024
- Plan to open 4-6 new locations in FY 2022 and accelerate openings further in FY 2023

Source: Company filings

Smart Foodservice & KKR Investment in Context

Compelling Strategic Acquisition
March 2020

- US Foods acquired Smart Foodservice to step-change its scale in the high-growth and strategically complementary cash and carry channel of the foodservice industry
- The $970mm transaction was entered into on March 6, 2020; US Foods secured $700mm in committed debt financing and subsequently raised additional debt for the remaining funding need
- While timing vis-à-vis the pandemic presented short-term challenges, Smart Foodservice has performed above our initial expectations, and cash and carry continues to outpace the delivered channel
- Today Smart Foodservice is the base for US Foods' long-term strategy of growing cash and carry into a sizable part of our omni-channel business

KKR as a Partner of Choice for US Foods
April 2020

- Our acquisition of Smart Foodservice was funded prudently given what was known regarding COVID in early March 2020
- However, the environment quickly deteriorated, with some of the scenarios US Foods analyzed suggesting an even more negative impact to the foodservice industry than ended up occurring
- With this backdrop, we agreed to KKR's $500mm preferred equity investment on April 21, 2020 as an insurance policy should these most negative scenarios play out
- KKR was familiar with US Foods, having co-led the 2007 take-private, and emerged as the most attractive partner in our multi-party process; it has strongly aligned incentives, with KKR holding preferred stock convertible into a approximately 10% diluted stake, and KKR's designated director has been a highly additive voice in the boardroom
- While the cost of this capital is elevated, we are committed to growing beyond this dilution

Compelling Long-Term Opportunity in Cash and Carry

	Today[(1)]
States Served	12
Store Locations	81
SKUs	~7,500
2021 Annual Sales	$1.4bn
2021 EBITDA Margin	7-8%

Long-Term Vision

- **$17bn cash and carry channel** of the foodservice industry is growing at **5.3% annually** vs. 3.5% for delivered
- Opportunity to **grow and retain customers** that use **both delivered and cash and carry channels** by driving increased share of wallet
  - 3.5% uplift in overall sales; half the churn of non-store customers
- Over the next ten years we will continue to:
  - Drive volume growth with **existing customers**
  - Reach **new** customers who prefer the self-service model
  - Expand **geographies and locations**
  - Drive **purchasing efficiencies** and increase **profitability per case**
- Clear path to **doubling the number of stores nationwide**
- Initial goal of 2x stores is not a limit – CHEF'STORE has further **opportunity to 3x or more**

Source: Technomic forecast as of January 2022; (1) Metrics as of filing of this presentation

Track Record of Shareholder Value Creation


Total Shareholder Return – US Foods vs. Key Peers and S&P 500
73%
71%
110%
75%
55%
90%
95%
122%
22%
22%
62%
60%
56%
28%
35%
32%
US Foods
Sysco
PFG
S&P 500
IPO to COVID-19(1)
5-year
3-year
1-year

Source: Company filings, FactSet, as of 10/6/21 (day prior to Sachem Head Schedule 13D filing); (1) From IPO date of 5/25/16 to 2/19/20, the pre-COVID-19 S&P 500 high date

Analysts Agree Our Strategy and Execution Are Producing Results

Path to Growth

*"USFD offers a **compelling top & bottom line story**, noting case growth continues to recover, underlying demand remains strong and USFD has demonstrated the strength of its model as it pushes through inflation … We're encouraged **inbound fill rates and productivity are improving**, and that USFD is **implementing initiatives to drive supply chain efficiencies**."*

CREDIT SUISSE — **April 22, 2022**

*"We updated our model for solid 1Q22 preliminary results (announced 4/21) supported by **solid execution of company initiatives** and stronger inflation despite headwinds from Omicron during the quarter (noted as an $80-90MM pressure, largely in Q1, which should largely revert next year)."*

BMO — **April 22, 2022**

*"USFD's algorithm embeds expectations for **restaurant case growth at ~1.5x** (independents ~2x) & all other segments at ~1x the market rate, translating to **~3% organic case growth in 2023 & 2024** – we see potential upside to USFD's guidance"*

CREDIT SUISSE — **February 18, 2022**

*"We believe that USFD will emerge from the pandemic **with faster case growth** than it entered it with ... **will exceed its pre-COVID LT goal of 2-4%** case growth"*

TRUIST — **January 31, 2022**

Earnings & Profitability Upside

*"US Foods continues to **make progress on various strategic initiatives** aimed at helping customers … we believe the company's continued work around helping to mitigate costs for customers through the use of its consultation efforts also **bodes well for a longer-term opportunity to drive penetration of the company's higher margin private label business.**"*

PIPER | SANDLER — **April 21, 2022**

*"We think US Foods is emerging … in a stronger position that it was prior to the crisis, given the **$1 billion in new business secured** since the onset of the crisis and the permanent elimination of $100 million in operating expenses. We expect US Foods' organic sales will return to prepandemic levels by 2022, with* **long-term opportunities remaining intact**.*"*

MORNINGSTAR — **March 8, 2022**

*"[USFD's] leaner op. model ..should help remove friction as it implements the **gross margin & productivity initiatives** … independent business NPS was … in line with its major competitors, which should **bode well for future market share chains in this highly profitable channel.**"*

UBS — **February 18, 2022**

*"Expect sales trends to further normalize in the coming months as industry sales recover and independent restaurants reopen and **focus on off-premises** ...This ... should translate to a **sales and earnings recovery for US Foods over the coming quarters**"*

BTIG — **February 17, 2022**



Our Compelling Plan to Drive Profitable Growth

Summary Perspectives

- COVID-19 had a dramatic impact on the foodservice industry, from which the industry has not completely recovered
- Our three-pronged approach is expected to deliver $1.7bn of Adjusted EBITDA in 2024
- Our recent results and progress on key initiatives augur well for the success of our long range plan
- We anticipate that FY 2024 Adjusted EBITDA and Adjusted Diluted EPS could be more than 40% above FY 2019 levels
- Our plan to achieve strong Adjusted EBITDA and cash flow growth is expected to lead to significant shareholder value creation

Note: Refer to the Disclaimer Page in slide 1 for information about forward-looking non-GAAP measures

COVID Reset the Foodservice Industry's Operations; Industry Expected to Recover to 2019 Levels in 2024

	2019A	2021A	2024E
Market size[(1)]	$346bn	$298bn	$339bn

	Pre - COVID to 2021	COVID recovery and beyond
Observations	■ The foodservice industry had experienced **8 years of consecutive growth** leading up to 2019 ■ Due to reduced foodservice demand caused by COVID-19, **total foodservice spend dropped by 39% from 2019 to 2020**	■ Foodservice sales are expected to grow at a **4.4% CAGR** from 2021 to 2024 ■ Increased demand for independent restaurant spend is expected to drive **$5bn of incremental growth** during this period
US Foods initiatives	■ Strong historical **independent case volume growth** to capture market share ■ Built out **differentiated solutions offering** though M&A and growth of digital channel	■ Continue to **drive share gain** as volume recovers back to 2019 levels ■ Our post-COVID recovery is **well ahead** of the broader food service industry's

Source: Technomic forecast; (1) Total US Food-service retail sales ex Alcohol

We Expect to Deliver $1.7bn of Adj. EBITDA in 2024[1]

Grow Profitable Market Share	Further Optimize Gross Margins	Improve Operational Efficiencies
Grow 1.5x the Market With Restaurants[2]	Continue to Grow Gross Profit per Case	Significantly Exceed 2019 Productivity Levels
✓ Reliable service platform ✓ Fresh leadership ✓ Differentiated customer solutions ✓ Omni-Channel	✓ Strategic vendor management ✓ Private brand penetration ✓ Next-Gen pricing and margin management ✓ Optimizing backhaul	✓ Routing transformation ✓ Operations foundation ✓ Warehouse automation ✓ Back office simplification
~$290mm Adj. EBITDA Growth[1]	~$325mm Adj. EBITDA Growth[1]	~$235mm Adj. EBITDA Growth[1]

Sustained EBITDA growth complemented by prudent capital allocation; our Q1 performance indicates meaningful progress

(1) Stated EBITDA growth figures are estimated EBITDA increases from FY 2021 to FY 2024; (2) As defined by Technomic; grow 1.0x the market for All Other segments; Note: Refer to the Disclaimer Page in slide 1 for information about forward-looking non-GAAP measures

Profitably Growing Market Share

~ $290mm Adj. EBITDA Growth[(1)]

Initiatives and Timing

I — Reliable Service Platform

- Build out-sourcing & recovery teams to **mitigate current supply issues** (2022)
- Improve forecasting capabilities to **improve customer fill rate while optimizing inventory** (2022-2023)
- Apply **new customer prioritization framework to improve customer experience** (2022-2023)

II — Fresh Leadership

- Roll out **proprietary Tender by Design beef program** (2021-2023)
- Increase sourcing capability to **intensify focus on opportunity buys** (2022-2023)
- **Integrate Amerifresh sourcing team** into legacy US Foods (2021)
- Deploy **enhanced quality assurance process** (2021-2022)
- **Activate enhanced quality program** with customers (2022-2023)

III — Differentiated Customer Solutions

- Scoop: Program of innovative products, with increased focus on **sustainability and labor savings** (Ongoing)
- E-commerce: **Relaunch on new platform** (2022-2023)
- Check: Business tools, continue to enhance **portfolio of value-added services**, with focus on inflation playbook, food cost management, staffing, and POS integration (Ongoing)

IV — Omni-Channel

- Pronto: Extend small truck delivery for densely populated geographies from 22 to 40 (2022-2024)
- US Foods Direct: Increase non-stocked direct ship online marketplace from **60,000 to ~120,000 SKU's** (2022-2024)
- CHEF'STORE: Ramping up new store expansion program, goal of 4-6 in FY 2022 and **accelerate openings further** in FY 2023 and beyond

(1) Stated EBITDA growth figures are estimated EBITDA increases from FY 2021 to FY 2024; Note: Refer to the Disclaimer Page in slide 1 for information about forward-looking non-GAAP measures

Further Optimizing Gross Margins

~ $325mm Adj. EBITDA Growth(1)

	Initiatives and Timing
I **Strategic Vendor Management**	▪ Negotiate terms and optimize vendor relationships in line with purchasing scale (2022-2024) ▪ **Optimize assortment to improve warehouse efficiency** and drive better purchasing scale (2022-2023)
II **Private Brand Penetration**	▪ Present private brand opportunities to salesforce to **increase penetration** (Ongoing) ▪ Suggest **cost saving private brand solutions** directly to our customers on e-Commerce platform (Ongoing)
III **Next-Generation Pricing and Margin Management**	▪ Replace current pricing software for non-contract customers **with a more dynamic, more advanced solution** (2022-2023) ▪ **Reset terms with some large customers** in light of current macro environment (2021-2022) ▪ **Improve contract compliance process** (Ongoing)
IV **Optimize Backhaul**	▪ **Optimize vendor freight allowance and third-party carrier processes** (2021-2023) ▪ Partially convert managed freight from **third party to own fleet and optimize freight lanes** (2022-2024)

(1) Stated EBITDA growth figures are estimated EBITDA increases from FY 2021 to FY 2024; Note: Refer to the Disclaimer Page in slide 1 for information about forward-looking non-GAAP measures

Improving Operational Efficiencies

~ $235mm Adj. EBITDA Growth[(1)]

	Initiatives and Timing
I Routing Transformation	▪ **Reduce waste in miles** resulting from changing customer patterns during COVID (2021-2022) ▪ Deploy **dynamic routing technology** that results in more visibility and reliability for customers while reducing miles (2022-2024)
II Operations Foundation	▪ Deploy **standard** operations management and engagement **playbook** (2022) ▪ Leverage continuous improvement to **standardize key warehouse processes** (2022-2023) ▪ Deploying **new receiving process** (2020-2022) ▪ **Picking process on deck for review** (2022-2023) ▪ **Review of warehouse layout for optimal pick path** (Ongoing) ▪ Leverage operating model to **focus on underperformers** (Ongoing) ▪ Deploying upgrade to picking technology, which **reduces errors and time to standard for new selectors** (2020-2022)
III Warehouse Automation	▪ Test and deploy retrofit automation, **focused on automated movement of goods** (2023-2027) ▪ Design and deploy **first automated facility** (2025)
IV Back Office Simplification	▪ Focus on contact-to-resolution - **deploying centrally managed model** to improve customer service (2022-2023) ▪ Optimizing centrally managed quote-to-cash and procure-to-pay process (Ongoing) ▪ **Review of indirect spend and reduce spend** (2023)

(1) Stated EBITDA growth figures are estimated EBITDA increases from FY 2021 to FY 2024; Note: Refer to the Disclaimer Page in slide 1 for information about forward-looking non-GAAP measures

Our Operating Initiatives Have Already Begun Delivering Tangible Results

Areas of focus	*What is different and how it enhances our likelihood of success*
Talent	▪ Significant talent adds in several functions, including **Supply Chain and Program Management** ▪ **Increased Supply Chain leadership training** and implemented ongoing support processes to increase performance
Operating Model	▪ Redeployed select top talent to Commercial and Supply Chain Centers of Excellence (COE) to: ◦ **Define and more effectively deploy process improvements** ◦ Deploy to **improve underperforming markets** ▪ Established Program Office to drive consistency in execution and **prioritize deployment of COE resources**
Customer Prioritization	▪ Established more **robust customer prioritization framework** to improve service and reduce operational complexity ▪ Extending **industry leading omni-channel offering** to provide multiple customer service options

Our Q1 Performance Reflects Strong Progress Against Our Initiatives

Long Range Plan Initiatives	Progress in Q1 2022[1]
Profitably Grow Market Share	✓ Net sales increased 24% to $7.8 billion ✓ Total case volume increased 4% versus the same period in FY 2021 ✓ Independent restaurant case volume increased approximately 9% versus the same period in FY 2021
Optimize Gross Margins	✓ Adjusted Gross profit per case in the first quarter of 2022 continued at record levels ✓ Adjusted Gross profit was $1.3 billion, a 24% increase from the prior year ✓ Adjusted Gross profit as a percentage of Net sales was approximately 16%
Improve Operational Efficiencies	✓ Routing improvement program expanded from pilot stage to enterprise-wide implementation ✓ Continued deployment of new warehouse selection technology that is expected to be completed in the beginning of Q3 ✓ Initiated the rollout of new warehouse process enhancements tested in 2021

Adjusted EBITDA increased to $241 million and Adjusted Diluted EPS increased to $0.36

(1) The data presented herein for the 13 weeks ended April 2, 2022 is preliminary, based upon our estimates, and subject to further internal review by our management and financial closing procedures. Final results for first quarter fiscal year 2022, which will be reported on a Quarterly Report on Form 10-Q, may vary from the information in this presentation; Note: Refer to the Appendix for information and reconciliations of non-GAAP measures

Volume Growth, Gross Margin Expansion and Operating Expense Efficiency All Expected to Contribute to EBITDA Growth

ESTIMATED ADJUSTED EBITDA[1] GROWTH DRIVERS
$ Millions


$1,057mm
~$290mm
~$325mm
~$235mm
(~$210mm)
~$1,700mm
Projected CAGR of 17.2% from '21 to '24E
FY 2021
Volume Growth
Gross Margin Expansion
Operating Expense Efficiency
Cost Inflation
FY 2024[1]

(1) Stated EBITDA growth figures are estimated EBITDA increases from FY 2021 to FY 2024; Note: Refer to the Disclaimer Page in slide 1 for information about forward-looking non-GAAP measures; Refer to the Appendix for information and reconciliations of non-GAAP measures

We Anticipate That FY 2024 Adjusted EBITDA and Adjusted Diluted EPS Could Be More Than 40% Above FY 2019

Volume	Restaurants: ~1.5x market All other: ~1x market
Adjusted EBITDA	~ $1.7bn
Adjusted Diluted EPS	~ $3.40
CapEx as a % of Net Sales	~ 1.3% – 1.4%
Net Leverage Ratio	~ 2.5x – 3.0x

Note: Refer to the Appendix for information and reconciliations of non-GAAP measures; Refer to the Disclaimer Page in slide 1 for information about forward-looking non-GAAP measures

Strong Adjusted EBITDA and Cash Flow Growth Expected to Lead to Significant Shareholder Value Creation

EBITDA Growth

- ✓ Profitable volume growth and market share gains
- ✓ Gross Profit rate improvement building on consistent gains
- ✓ More intense supply chain focus and better execution

Prudent Capital Allocation

- ✓ Invest in the business
- ✓ Reduce leverage to target range
- ✓ Return capital to shareholders
- ✓ Pursue accretive tuck-in M&A to supplement organic growth

We anticipate FY 2024 Estimated Adj. Diluted EPS of

~$3.40

FY 2024 estimated earnings

>40% above FY 2019

Note: Refer to the Appendix for information and reconciliations of non-GAAP measures; Refer to the Disclaimer Page in slide 1 for information about forward-looking non-GAAP measures

Deep Bench of Management Team and New Hires to Drive Long-Range Plan

	Name / Title	Leadership experience
	**PIETRO SATRIANO** *Chief Executive Officer*	▪ **37+** years of experience ▪ **11+** year tenure at USFD
	**DIRK LOCASCIO** *Chief Financial Officer*	▪ **28+** years of experience ▪ **13+** year tenure at USFD
	**GUY BABBITT** *SVP, Shared Business Services*	▪ **29+** years of experience ▪ **27+** year tenure at USFD
	**KRISTIN COLEMAN** *EVP, General Counsel*	▪ **29+** years of experience ▪ **5+** year tenure at USFD
	**STEVE GUBERMAN** *EVP, Nationally Managed Business*	▪ **30+** years of experience ▪ **30+** year tenure at USFD
	**BILL HANCOCK** *Chief Supply Chain Officer*	▪ **19+** years of experience ▪ **1+** year tenure at USFD

	Name / Title	Leadership experience
	**ANDREW IACOBUCCI** *Chief Merchandising Officer*	▪ **30+** years of experience ▪ **5+** year tenure at USFD
	**JAY KVASNICKA** *EVP, Field Operations*	▪ **28+** years of experience ▪ **26+** year tenure at USFD
	**DAVE RICKARD** *EVP, Strategy*	▪ **30+** years of experience ▪ **6+** year tenure at USFD
	**JT TONNISON** *Chief Information Officer*	▪ **32+** years of experience ▪ **~1** year tenure at USFD
	**DAVID WORKS** *EVP, Human Resources*	▪ **33+** years of experience ▪ **4+** year tenure at USFD



Our Highly Regarded Board & Corporate Governance Practices

Summary Perspectives

- The Board brings together diverse, relevant and complementary experiences and skillsets, with continual renewal as indicated by 6 new directors in last 4 years
- Regular enhancements since 2016 IPO demonstrate commitment to highly regarded governance practices
- The Board constructively challenges management inside and outside the boardroom
- Rigorous, thoughtfully-constructed compensation plan is tied to performance and is responsive to shareholder feedback
  - Recent Value Creation Award is solely tied to TSR and only vests if management attains rigorous targets
- We are focused on our key business drivers across products, people and planet to drive sustainable business results

Significantly Refreshed and Diverse Board

We have added six new independent members in the last four years, five of whom are diverse

2018

Ann Ziegler
Experienced public company CFO

Sunil Gupta
Digital technology & strategy expert

Cheryl Bachelder
Accomplished food industry executive

2020

Nathaniel Taylor
Corporate finance and technology leader

2022

Marla Gottschalk
Adept consumer products executive

Quentin Roach
Global supply chain expert


Independent
Non-Independent
9%
91%

91%
Independent


< 5 Years
5 - 10 Years
5
6

Average Tenure of
4 Years


Diverse
Non-Diverse
45%
55%

45% Diversity
(Gender / Ethnic)


Female Chair
Male Chair
50%
50%

50% of Committees
Chaired by Women

Source: Company proxy; Note: All data is calculated at time of 2022 annual meeting, assuming USFD slate is re-elected and excludes John Lederer, who will not stand for re-election at the 2022 annual meeting

Thoughtfully Chosen Directors Provide Complementary Skillsets

Highly qualified and focused on growth and profitability

	Role	Key Skills
 Cheryl Bachelder	*Executive Committee* Compensation Committee (Chair)	✓ Extensive experience in the food industry (Chick-fil-A, Popeyes, KFC) ✓ Extensive CEO experience and expertise in human capital management, including oversight of incentive compensation ✓ Demonstrated track record of creating strong brand value ✓ Significant public company board experience (Popeyes, Pier 1 Imports) ✓ Lead director on the board of Chick-fil-A and director of Procter & Gamble's franchising venture
 Court Carruthers	Audit Committee Compensation Committee	✓ P&L leadership of multibillion dollar global distribution businesses (sitting CEO, TricorBraun; Group President, Grainger) ✓ Led or advised on more than 50 M&A transactions ✓ Extensive knowledge of financial reporting, internal controls and risk management, as well as expertise in human capital management, including oversight of incentive compensation ✓ Significant public company board experience (Ryerson Holding, Foundation Building Materials)
 Robert Dutkowsky	*Executive Committee (Chair)* Independent Chairman Nom / Gov Committee	✓ Valuable distribution experience and governance perspectives, as well as expertise in salesforce management, technology and cost control ✓ Extensive CEO experience (Tech Data, JD Edwards, GenRad) ✓ Extensive public company board experience across a wide range of industries (Raymond James Financial, The Hershey Company, Pitney Bowes, McAfee, The ADT Corporation, and Tech Data)
 Marla Gottschalk	Nom / Gov Committee	✓ Extensive experience as a consumer products executive (Pampered Chef, Kraft Foods) ✓ Strong e-commerce knowledge and strategic, financial (qualifies as a financial expert), and governance acumen ✓ Extensive public company board experience (Reynolds Consumer Products, Potbelly, Big Lots) ✓ Member of the board of privately-held UL, Inc.; previously a strategic board advisor for privately-held Ocean Spray Cranberries

Source: Company proxy

Thoughtfully Chosen Directors Provide Complementary Skillsets (cont'd)

Highly qualified and focused on growth and profitability

Director	Role	Key Skills
 Sunil Gupta	Audit Committee	✓ Digital technology and strategy expert from Harvard Business School ✓ Over 30 years of research, teaching, and consulting experience in marketing and strategy ✓ Extensive experience advising CEOs and senior leaders of Fortune 500 companies on strategy and digital transformation ✓ Advisor to several startups and board advisor to a multibillion-dollar pharmaceutical distribution company in Saudi Arabia
 Andy Pforzheimer	Nom / Gov Committee	✓ Successful founder and executive with restaurant leadership and end-user experience, who created two national independent restaurant chains. ✓ Board director of multiple emerging-growth private restaurant companies throughout the U.S. ✓ Lead director at Wisely, a leading restaurant technology provider, until its acquisition by Olo ✓ Board member of the Culinary Institute of America ✓ Valuable foodservice user perspective, critical understanding of the "voice of the customer"
 Quentin Roach	Compensation Committee	✓ Extensive global supply chain leadership experience (Mondelez, Merck, Bristol Myers Squibb) ✓ Contributes expertise in supplier relationship management, sourcing strategies and material procurement ✓ Extensive knowledge of risk management and business planning to improve organizational growth prospects
 Pietro Satriano	*CEO*	✓ Extensive experience in the food industry (US Foods, Loblaw Companies) and history of setting and executing corporate strategy ✓ Valuable insights into USFD's operations and brings a management perspective to deliberations of the Board ✓ Experienced public company director (CarMax)

Source: Company proxy

Thoughtfully Chosen Directors Provide Complementary Skillsets (cont'd)

Highly qualified and focused on growth and profitability

Director	Role	Key Skills
 Nathaniel Taylor	Independent director (KKR designee)	✓ Co-Head of KKR's Americas Private Equity and a member of its Investment Committee and Next Generation Technology Growth Investment Committee ✓ Substantial corporate finance and technology experience and experience managing and growing investments in customer-focused and technology-driven companies ✓ Significant public company board experience (Academy Sports and Outdoors, National Vision) ✓ Extensive private company board experience (1-800 Contacts, Bay Club, BMC Software, Fleet Farm)
 David Tehle	*Executive Committee* Audit Committee (Chair) Compensation Committee	✓ Experience in the restaurant industry (Jack in the Box) ✓ Extensive public company CFO experience and knowledge of financial reporting (designated as a financial expert), internal controls and risk management as well as expertise in human capital management, including oversight of incentive compensation ✓ Significant public company board experience (Jack in the Box, National Vision, Genesco)
 Ann Ziegler	*Executive Committee* Audit Committee Nom / Gov Committee (Chair)	✓ Significant executive leadership experience in the food and technology industries (CDW, Sara Lee) ✓ Extensive public company CFO experience and knowledge of financial reporting (designated as a financial expert), internal controls, risk management, corporate development, and M&A ✓ Significant public company board experience (Reynolds Consumer Products, Hanesbrands, Wolters Kluwer, Groupon, Kemper)

Source: Company proxy

Thoughtfully Chosen Directors Provide Complementary Skillsets (cont'd)

- Each director nominee was nominated based on the unique experience, qualifications and skills that he or she brings to the Board
- This blend of diverse backgrounds provides the Board with the benefit of a broad array of perspectives

Director	Bachelder	Carruthers	Dutkowsky	Gottschalk	Gupta	Pforzheimer	Roach	Satriano	Taylor	Tehle	Ziegler
											
Committee Membership[1]	C, E	A, C	E, N	N	A	N	C			A, C, E	A, E, N
Food Industry	✓			✓		✓	✓	✓		✓	✓
Supply Chain and Logistics		✓	✓				✓	✓			✓
CEO Leadership	✓	✓	✓	✓		✓		✓			
Public Company Governance	✓	✓	✓	✓				✓	✓	✓	✓
Sustainability and Corporate Responsibility			✓			✓	✓				✓
Accounting / Finance	✓	✓		✓	✓			✓	✓	FE	FE
Risk Management	✓	✓	✓	✓	✓	✓	✓	✓		✓	✓
Technology			✓		✓				✓	✓	✓
Marketing & Strategy	✓	✓	✓	✓	✓			✓			
Human Capital Management	✓	✓	✓	✓		✓		✓		✓	✓
Other Public Company Board(s)	✓	✓	✓	✓				✓	✓	✓	✓

Source: Company proxy; (1) Committee membership reflects membership as of the date of this presentation; Note: A= Audit Committee, C = Compensation Committee, E = Executive Committee, N = Nominating and Corporate Governance Committee, E = Executive Committee, FE = director qualifies as an audit committee "financial expert"

Commitment to High Standards of Corporate Governance

Regular enhancements demonstrate Board's commitment to highly regarded governance practices

Governance Highlights

- ✓ Declassified Board – all directors elected annually
- ✓ Independent Chair of the Board
- ✓ Majority vote standard in uncontested director elections
- ✓ Shareholders can amend bylaws without a supermajority vote
- ✓ No shareholder rights plan (poison pill)
- ✓ Annual Board and committee self-evaluations
- ✓ Annual say-on-pay vote, with 97% support in 2021

Regular Enhancements Since IPO in 2016

2017	✓ Adopted majority vote standard in uncontested director elections with director resignation policy ✓ Appointed Lead Independent Director
2018	✓ Removed supermajority vote standard to remove directors and amend Charter and Bylaws ✓ Added directors to Nom / Gov and Compensation Committees
2019	✓ Amended our Charter to declassify the Board ✓ Added director to Audit Committee
2022	✓ Separated Chair / CEO roles ✓ Rotation of 3 of 4 committee chairs ✓ Added directors to Nom / Gov and Compensation Committees

Source: Company proxy and filings

Robust 2021 Compensation Plan That is Substantially “At-Risk”

Target Compensation Mix

CEO


Base Salary
8%
Annual Cash Incentive
12%
LTIP Time-Based Restricted Stock
21%
LTIP Time-Based Stock Options
21%
Strategic Initiatives Award
5%
Value Creation Award
33%
Total at-risk compensation
92%

Other NEOs


Base Salary
17%
Annual Cash Incentive
16%
LTIP Time-Based Restricted Stock
15%
LTIP Time-Based Stock Options
15%
Strategic Initiatives Award
6%
Value Creation Award
31%
Total at-risk compensation
83%

Source: Company proxy

Overview of Compensation and Decisions

% of Target CEO Mix		
42%	Long-Term Incentive Plan (LTIP)	▪ Designed to **support our long-range plan** by providing executives with an ownership stake in the Company and aligning executives’ interests with our shareholders’ interests ▪ 2022 **LTIP returned to pre-pandemic practice of including performance-based RSUs** (**now comprises 50% of award,** compared to 33% pre-pandemic)
33%	Value Creation Awards	▪ One-time, 100% performance-based awards to NEOs tied to share price performance and designed to **support efforts to unlock significant shareholder value over a crucial pandemic recovery period** ▪ As a further retention incentive, the Value Creation Awards will be forfeited if a recipient fails to remain employed with the Company through the end of the four-year performance period
12%	Annual Incentive Plan (AIP)	▪ Variable performance goals **designed to challenge management and drive achievement of annual business objectives** ▪ In 2021, **set goals for each half of the fiscal year** rather than annual ones in order to **provide meaningful goals that align with long-term growth strategy in a dynamic business environment** ▪ Over the last 3 fiscal years, annual incentive payments were under target in line with performance against **challenging goals**
5%	Strategic Initiatives Awards	▪ Modest, one-year time-based RSUs awarded to our executive leadership team to recognize **progress against several near- and longer-term strategic initiatives**

US FOODS

Rigorous Goals Have Ensured Alignment Between Pay and Performance

CEO Compensation Linked to Performance


LTIP + AIP
Salary
One-time equity awards
$4.8
Value Creation Award
$0.7
Strategic Initiatives Award
$8.1
$1.0
$7.1
$8.6
$1.0
$7.6
$7.7
$1.0
$6.7
$5.7
$0.9
$4.7
$1.1
$7.3
$8.3mm
Salary + LTIP + AIP
2017
2018
2019
2020
2021
Cumulative TSR(1)
16%
13%
52%
21%
27%

Value Creation Awards Further Align Compensation with Shareholders' Interests

To achieve threshold performance (i.e., to receive any award payment), the share price would need to exceed our all-time high share price for at least 30 consecutive trading days and substantially more for target and maximum achievement

- ✓ One-time, 100% performance-based award that supports efforts to unlock significant shareholder value over crucial pandemic recovery period
- ✓ PRSUs cliff vest at the end of a four year performance period (in 2025) based on the highest TSR achieved for 30 consecutive trading days during the period
- ✓ Award kicks in only if US Foods trades above $48 per share, with higher payout opportunities above $59 and $70 per share (*see below graphic for equivalent market cap growth*)


$17.3bn
$14.5bn
$11.8bn
$9.1bn Market Capitalization at Grant
$8.2bn Market Cap increase from date of grant 150% Vesting level
$5.4bn Market Cap increase from date of grant 100% Vesting level
$2.7bn Market Cap increase from date of grant 50% Vesting level
<$2.7bn Market Cap increase from date of grant 0% Vesting level

Source: Company proxy and FactSet; (1) Cumulative TSR for respective year indexed to beginning of FY 2017

LTIP Thoughtfully Constructed and Responsive to Shareholder Feedback

Performance-based RSUs comprise 50% of the 2022 LTIP award value

Fiscal Year	LTIP Equity Mix (PRSU / RSU / Options)	Rationale
2022	PRSU 50%, RSU 50%	▪ **Based on competitive benchmarking and feedback from conversations with our shareholders**, the Compensation Committee decided to return to pre-pandemic practice of including **performance-based RSUs** as a component of the 2022 LTIP ▪ To further incentivize performance, the Committee determined that **50% of the value of the awards should be performance-based** (compared to 33% pre-pandemic)
2021	RSU 50%, Options 50%	▪ Due to challenges in setting reliable long-term performance goals during **significant market uncertainty**, and to strengthen the alignment of our executives' and shareholders' interests, the Compensation Committee increased the ratio of options to RSUs, since our **stock price needs to meaningfully appreciate for the option awards to deliver value**
2020	RSU 67%, Options 33%	▪ Performance-based RSUs were replaced with time-based RSUs in fiscal 2020 due to **uncertainty related to the impact and duration of the COVID-19 pandemic on the Company's business**
2019	PRSU 33%, RSU 33%, Options 33%	▪ Designed to motivate our NEOs for both **sustained increases in our financial performance and stockholder value** ▪ Remained substantially unchanged from 2018 LTIP

Source: Company proxy

Focused on Our Key Business Sustainability Drivers

Products

Growing our portfolio of local, sustainable products

- ✓ Hungry for Better program
  - Includes 2,300+ products
  - Launched following a 2018 third-party-led assessment of sustainability
- ✓ 1,250+ Well-Being products
- ✓ 460% increase in products in the Serve Good® portfolio since 2016

Innovating to meet evolving consumer demand

People

Creating an engaged and dynamic workforce

- ✓ Achieved 39% of new or open leadership roles filled by diverse candidates
- ✓ Offering targeted skills training to retain and meet workforce needs

Fostering a winning team

Planet

Reducing fuel use and carbon emissions

- ✓ 10.9% reduction gallons of fuel used per case delivered(1)(2)
- ✓ 8.9% reduction in energy intensity(1)(2)
- ✓ 15% reduction in Scope 1 and Scope 2 emissions(1)(3)

Lowering our operating costs

Source: 2021 Company CSR Report; (1) Since 2015; (2) Broadline business; includes the Food Group of Companies; (3) Includes the Food Group of Companies and Smart Foodservice Warehouse stores

A Leader in Expanding Access to Sustainable and Healthy Food


HUNGRY FOR BETTER
LOCAL
SUSTAINABLE
WELL-BEING

- We are committed to growing our portfolio of products that are local, sustainable and help to support well-being
- Informed by a 2018 third-party-led assessment of sustainability issues, our Hungry for Better program was created to provide strategic guardrails for our new product development
- The program assesses social and environmental benefits and guides and prioritizes where we can have the greatest impact

Local

- **75+** Suppliers
- **Launched in 2018**, our Serve Local program better connects our customers with their regional farmers, producers and/or manufacturers
- Products offered through Serve Local are **sourced within 400 miles** from where the products ship or within the state

Sustainable

- Our Serve Good® program consists of Exclusive Brand products developed with suppliers that are **committed to our defined standards for responsible practices**
- Serve Good program products must:
  1. **Come with a claim of responsible sourcing** or contribution to waste reduction
  2. **Arrive in packaging that meets our strict standards**, designed to help minimize packaging waste and prioritize the use of recycled materials

Well-Being

- **1,250+** Well-Being products
- Our Well-Being pillar strives to support consumer needs by offering a growing portfolio of Exclusive Brand products with **clean and simple ingredients, plant-forward attributes or positive nutrient claims**
- Includes products with **simple, recognizable ingredients**, as well as products that can **satisfy specific dietary preferences**

Source: 2021 Company CSR Report



Sachem Head's Proxy Contest

Summary Perspectives

- We have tried hard to avoid a proxy contest, but the erratic nature of Sachem Head's proposals and its aggressive demands from the beginning have impeded a settlement
- Sachem Head presented an unbalanced set of proposals for our business that focused very little on sales and customers and very heavily on COGS / supply chain
  - Substantially all of Sachem Head's COGS and supply chain ideas were underway before Sachem Head engaged and are already reflected in our LRP
- Given the breadth of experience represented on US Foods' board, Sachem Head's nominees would not add meaningful or necessary additional skills to our Board
  - Furthermore, Sachem Head proposed two "food" expert directors with CPG / grocery backgrounds (and nobody with a restaurant background), which raises a real question as to whether they truly understand our business
- Scott Ferguson demonstrated poor judgment in nominating Bernardo Hees and Meredith Adler

Sachem Head's Erratic Proposals Have Impeded a Settlement

US Foods Proposals | Sachem Head Proposals

Minority of directors + Exec Chair

October 15, 2021
Sachem Head requested that US Foods appoint **three** Sachem Head candidates to the Board and make Bernardo Hees Executive Chairman of the Board

3

November-December 2021
US Foods interviewed Sachem Head's original three nominees

1+1

December 21, 2021
US Foods offered to appoint Scott Ferguson plus one mutually agreed upon director with operational supply chain expertise

Board control

February 15, 2022
With no further notice, Sachem Head proceeded to nominate **seven** candidates for election to take control of the Company

7

March 2021
US Foods offered to interview new Sachem Head candidates (except for Ms. Adler), however Sachem Head declined the request

March 19, 2022
Sachem Head demanded the Board give them a majority of the seats **(six)** on the Board

6

Effective control (directors + CEO search / sale of Co.)

March 30, 2022
Sachem Head proposed:

- The appointment of **four** Sachem Head nominees to the Board; and
- A public announcement that US Foods is either (A) searching for a new CEO or (B) exploring strategic alternatives

4

2

April 8, 2022
US Foods offered Sachem Head:

- Add **two** Sachem Head nominees to the Board: Mr. Ferguson and one other;
- Formation of five-member committee charged with evaluation of avenues to create shareholder value, including both Sachem Head directors; and
- A standstill as long as Mr. Ferguson remains a director on the Board but for minimum of two proxy seasons

April 15, 2022:
Sachem Head made two proposals:

- Reiteration of its prior proposal of **four** seats and a public announcement of either a search for a new CEO or exploration of strategic alternatives; or
- Appointment of all **five** of Sachem Head's candidates to the Board and creation of a committee charged with evaluating avenues to create shareholder value
- Rejected any kind of standstill

4/5

Oct. | Nov. | Dec. | Jan. | Feb. | March | April | May

Sachem Head Presented an Unbalanced Set of Proposals for Our Business, Highly Duplicative With What Is Currently Underway

Little to no focus on customers and sales

Substantially all of COGS and Supply Chain ideas were underway before SHCM engaged and are reflected in our LRP

Customers & Sales	Cost of Goods Sold	Supply Chain
? *Few ideas focused on improving customer experience and growing volume*	✓ SKU rationalization which improves procurement ✓ Increase incentives for sales team to sell private label and create suggestions for customers ✓ Evaluation of all current contracts and pricing terms to close the purchasing gap with Sysco ✓ In-bound freight optimization driving lower reliance on spot trucking market ✓ Review of warehouse locations and inventory levels to improve customer service levels ✓ Technology investment to improve customer engagement and knowledge of customer's needs ✓ Culture shift: Be willing to lose unprofitable customers to create efficiencies across the supply chain	✓ SKU rationalization to improve picking efficiency, replenishment process and warehouse capacity ✓ Improve delivery efficiency through route optimization and standardized delivery times ✓ Financially incentivize local Area Managers and DC leaders based on profit goals ✓ Centralize DC operations best practices where applicable ✓ Improve warehouse design (and possibly additional technology) to reduce accidents, waste and loading time inbound and outbound ✓ Outsource functions that can be done cheaper externally ✓ Remove redundancy and unnecessary central costs ✓ Culture shift: Be willing to lose unprofitable customers to create efficiencies across the supply chain

✓ **Already underway or reflected in LRP**

Source: Sachem Head white paper (Oct. 2021) and public filings

Sachem Head's Nominees Do Not Add Skills or Expertise That Are Not Already Represented on Our Board

US Foods' Impressions

Jim Barber

- Relevant supply chain experience
- No outside public company board experience
- Limited industry experience
- Abruptly resigned from UPS in 2020

Jeri Finard

- Experience in food industry
- Limited and dated outside public board experience
- Left position as Chief Marketing Officer of Kraft after only nine months

John Harris

- No outside public company board experience
- Limited experience in distribution, supply chain or restaurants
- Has been "away" from relevant industries for nearly 10 years; retired and inactive

David Toy

- No outside public company board experience
- No NEO leadership position at a public company
- Limited experience in distribution, supply chain or restaurants

Sachem Head Has Demonstrated Poor Judgment

Bernardo Hees

For six months, Sachem Head insisted on Mr. Hees as a non-negotiable precondition to any settlement despite our concerns including:

- The more than $50 billion of value destruction he oversaw during his time as CEO of Kraft Heinz
- The significant and widely publicized accounting issues and subsequent fines imposed at two companies Mr. Hees previously led
- Mr. Hees' claim during his interviews with our Board that he did not have any interest in the regular responsibilities associated with being a director

---

Meredith Adler

Sachem Head knew Meredith Adler had a significant conflict of interest, yet they still included her on their original slate

- Ms. Adler served on the Performance Food Group Company ("PFG") board until November 18, 2021
- On February 16, 2022, PFG sent a letter to Ms. Adler, copying Kristin Coleman in her capacity as General Counsel of US Foods, reminding Ms. Adler of her continuing fiduciary and confidentiality obligations to PFG. They noted that, if she were to be elected to the Board, she would be expected to establish procedures to ensure compliance with such obligations
- If elected, Ms. Adler's service on the US Foods board could have also created anti-trust risk and potential legal disputes with PFG



Concluding Remarks

Concluding Remarks

Our Strategy is Balanced and Right for US Foods	▪ **One of America's leading foodservice solutions companies,** delivering on its promise to restaurants and other customers: **"We Help You Make It"** ▪ US Foods has a **track record of profitable growth**, with a pre-pandemic (2015-19) **Adjusted EBITDA CAGR of 8.1%** driven by **balanced top-line growth and 82bps of margin expansion**[1] ▪ Despite these achievements, we **fell short of fully achieving goals** that we articulated in 2018 ▪ We took **decisive action during the pandemic** and have emerged as a **strong, more focused company** ▪ Our 2021 results demonstrate **proof points of our recently announced financial plan** — profitably grow market share, optimize gross margins and drive operational efficiency — which are enabled by our recently deployed **operating model**
Our Compelling Plan to Drive Profitable Growth	▪ Plan to deliver **$1.7bn of Adjusted EBITDA in 2024**, well ahead of our $1.35bn pre-COVID pro forma[2] ▪ We have the **right team in place** and have **already been executing** on the core initiatives that we anticipate will drive our success ▪ We aim to deliver **2024 EPS >40% above 2019**, de-leveraging to 2.5-3.0x and initiating **return of capital**
Our Board & Governance Practices Are Highly Regarded	▪ US Foods' Board maintains high governance standards, with **10 of 11** members **independent**, **6 new** independent members added in the **last 4 years** and **5 of 11** members **diverse**[3] ▪ Our Board is **active and highly engaged** and acting as its own **agent of change** ▪ Compensation is tied to both financial goals and TSR, driving **strong alignment with shareholders** ▪ US Foods is an **industry leader in ESG**, with key proof points across product, people and planet
We Have Sought to Avoid a Proxy Contest with Sachem Head	▪ We have **engaged constructively and in good faith with Sachem Head** since October 2021 ▪ We have **tried hard to avoid a proxy contest**, but the erratic nature of Sachem Head's proposals has impeded a settlement ▪ We have offered Sachem Head multiple reasonable settlement solutions, all of which **Sachem Head rejected** ▪ Sachem Head's current goal appears to be the **sale of the Company or replacement of our CEO**

(1) Excluding the impact of our acquisition of Food Group completed in September 2019, we delivered Adjusted EBITDA CAGR of 7.6% and 88bps of Adjusted EBITDA margin expansion; (2) 2019 pro forma Adj. EBITDA excludes expected synergies of approximately $85 million from Food Group and Smart Foodservice acquisitions; (3) As of the conclusion of the 2022 Annual Meeting; Note: Refer to the Appendix for information and reconciliations of non-GAAP measures; Refer to the Disclaimer Page in slide 1 for information about forward-looking non-GAAP measures

WE URGE YOU TO PROTECT THE VALUE OF YOUR INVESTMENT IN US FOODS BY VOTING "FOR" ALL OF US FOODS' NOMINEES ON THE WHITE PROXY CARD TODAY.

APPENDIX



Non-GAAP Financial Measures

We report our financial results in accordance with U.S. generally accepted accounting principles ("GAAP"). However, Adjusted Gross profit, EBITDA, Adjusted EBITDA, Net Debt, Net Leverage Ratio, Adjusted Net income, Adjusted Diluted EPS and ROIC are non-GAAP financial measures regarding our operational performance and liquidity. These non-GAAP financial measures exclude the impact of certain items and, therefore, have not been calculated in accordance with GAAP.

We use Adjusted Gross profit as a supplemental measure to GAAP measures to focus on period-over-period changes in our business and believe this information is helpful to investors. Adjusted Gross profit is Gross profit adjusted to remove the impact of the LIFO inventory reserve adjustments and other adjustments when needed.

We believe EBITDA and Adjusted EBITDA provide meaningful supplemental information about our operating performance because they exclude amounts that we do not consider part of our core operating results when assessing our performance. EBITDA is Net income (loss), plus Interest expense-net, Income tax provision (benefit), and Depreciation and amortization. Adjusted EBITDA is EBITDA adjusted for (1) Restructuring costs and asset impairment charges; (2) Share-based compensation expense; (3) the non-cash impact of LIFO reserve adjustments; (4) loss on extinguishment of debt; (5) Business transformation costs; and (6) other gains, losses or costs as specified in the agreements governing our indebtedness.

We use Net Debt and Net Leverage Ratio as supplemental measures to GAAP measures to review the liquidity of our operations. Net Debt is defined as Total Debt net of total Cash, cash equivalents and restricted cash remaining on the balance sheet as of the end of the most recent fiscal quarter. Net Leverage Ratio represents Net Debt divided by Trailing Twelve Months Adjusted EBITDA. We believe that Net Debt and Net Leverage Ratio are useful financial metrics to assess our ability to pursue business opportunities and investments. Net Debt is not a measure of our liquidity under GAAP and should not be considered as an alternative to Cash Flows Provided by Operations or Cash Flows Used in Financing Activities.

We believe that Adjusted Net income is a useful measure of operating performance for both management and investors because it excludes items that are not reflective of our core operating performance and provides an additional view of our operating performance including depreciation, interest expense, and Income taxes on a consistent basis from period to period. Adjusted Net income is Net income (loss) excluding such items as restructuring costs and asset impairment charges, Share-based compensation expense, the non-cash impacts of LIFO reserve adjustments, loss on extinguishment of debt, Business transformation costs and other items, and adjusted for the tax effect of the exclusions and discrete tax items. We believe that Adjusted Net income may be used by investors, analysts, and other interested parties to facilitate period-over-period comparisons and provides additional clarity as to how factors and trends impact our operating performance.

We use Adjusted Diluted Earnings per Share, which is calculated by adjusting the most directly comparable GAAP financial measure, Diluted Earnings per Share, by excluding the same items excluded in our calculation of Adjusted EBITDA to the extent that each such item was included in the applicable GAAP financial measure. We believe the presentation of Adjusted Diluted Earnings per Share is useful to investors because the measurement excludes amounts that we do not consider part of our core operating results when assessing our performance. We also believe that the presentation of Adjusted EBITDA and Adjusted Diluted Earnings per Share is useful to investors because these metrics may be used by securities analysts, investors, and other interested parties in their evaluation of the operating performance of companies in our industry.

We use ROIC, which is calculated by using the most directly comparable GAAP financial measure, Operating income. ROIC is net operating profit after taxes ("NOPAT") divided by the beginning and ending year average of invested capital ("Invested Capital"). NOPAT is calculated by subtracting depreciation, amortization and adjusted taxes (using 26% in all periods) from Adjusted EBITDA. Invested Capital is calculated by subtracting goodwill, other intangible assets, cash, and non-interest bearing current liabilities (primarily accounts payable and accrued current liabilities) from total assets. We believe the presentation of ROIC is useful to investors to provide an additional method for assessing our Operating income and we have used ROIC as an important factor in determining our variable compensation for management and employees.

Management uses these non-GAAP financial measures (a) to evaluate our historical and prospective financial performance as well as our performance relative to our competitors as they assist in highlighting trends, (b) to set internal sales targets and spending budgets, (c) to measure operational profitability and the accuracy of forecasting, (d) to assess financial discipline over operational expenditures, and (e) as an important factor in determining variable compensation for management and employees. EBITDA and Adjusted EBITDA are also used in connection with certain covenants and restricted activities under the agreements governing our indebtedness. We also believe these and similar non-GAAP financial measures are frequently used by securities analysts, investors, and other interested parties to evaluate companies in our industry.

We caution readers that our definitions of Adjusted Gross profit, EBITDA, Adjusted EBITDA, Net Debt, Net Leverage Ratio, Adjusted Net income, Adjusted Diluted EPS and ROIC may not be calculated in the same manner as similar measures used by other companies.

Non-GAAP Reconciliation - Adjusted EBITDA and Adjusted Net Income

($ in millions)	For the year ended (unaudited) January 1, 2022	January 2, 2021	December 28, 2019	December 29, 2018
Net income (loss) available to common shareholders	**$121**	**($254)**	**$385**	**$407**
Series A Preferred Stock Dividends	(43)	(28)	–	–
Net income (loss) (GAAP)	**$164**	**($226)**	**$385**	**$407**
Interest expense—net	213	238	184	175
Income tax provision (benefit)	50	(68)	126	89
Depreciation expense	323	343	311	300
Amortization expense	55	79	51	40
EBITDA (Non-GAAP)	**$805**	**$366**	**$1,057**	**$1,011**
Adjustments:				
Former Sponsor fees [1]	–	–	–	–
Restructuring costs and asset impairment charges [2]	11	39	–	1
Share-based compensation expense [3]	48	40	32	28
LIFO reserve adjustment [4]	165	25	22	–
Loss on extinguishment of debt [5]	23	–	–	–
Pension settlements [6]	–	–	12	–
Business transformation costs [7]	22	22	9	22
Formerly Proposed Sysco Acquisition termination fees—net [8]	–	–	–	–
Formerly Proposed Sysco Acquisition related costs [9]	–	–	–	–
COVID-19 bad debt (benefit) expense [10]	(15)	47	–	–
COVID-19 product donations and inventory adjustments [11]	–	50	–	–
COVID-19 other related expenses [12]	3	13	–	–
Business acquisition and integration related costs and other [13]	(5)	46	62	41
Adjusted EBITDA (Non-GAAP)	**$1,057**	**$648**	**$1,194**	**$1,103**
Adjusted EBITDA (ex. Food Group 2019 Impact) (Non-GAAP)	NA	NA	$1,171	NA
Adjusted EBITDA (Non-GAAP)	**$1,057**	**$648**	**$1,194**	**$1,103**
Depreciation expense	(323)	(343)	(311)	(300)
Interest expense—net	(213)	(238)	(184)	(175)
Income tax provision, as adjusted [14]	(133)	(19)	(176)	(156)
Adjusted Net Income (Non-GAAP) [15]	**$388**	**$48**	**$523**	**$472**

Note: Refer to slide 93 for footnotes

Non-GAAP Reconciliation - Adjusted EBITDA and Adjusted Net Income

($ in millions)	For the year ended (unaudited) December 30, 2017	December 31, 2016	January 2, 2016
Net income (loss) available to common shareholders	**$444**	**$210**	**$168**
Series A Preferred Stock Dividends	–	–	–
Net income (loss) (GAAP)	**$444**	**$210**	**$168**
Interest expense—net	170	229	285
Income tax provision (benefit)	(40)	(79)	25
Depreciation expense	283	266	253
Amortization expense	95	155	146
EBITDA (Non-GAAP)	**$952**	**$782**	**$876**
Adjustments:			
Former Sponsor fees[(1)]	–	36	10
Restructuring costs and asset impairment charges[(2)]	(1)	53	173
Share-based compensation expense[(3)]	21	18	16
LIFO reserve adjustment[(4)]	14	(18)	(74)
Loss on extinguishment of debt[(5)]	–	54	–
Pension settlements[(6)]	18	–	–
Business transformation costs[(7)]	40	37	46
Formerly Proposed Sysco Acquisition termination fees—net[(8)]	–	–	(288)
Formerly Proposed Sysco Acquisition related costs[(9)]	–	1	85
COVID-19 bad debt (benefit) expense[(10)]	–	–	–
COVID-19 product donations and inventory adjustments[(11)]	–	–	–
COVID-19 other related expenses[(12)]	–	–	–
Business acquisition and integration related costs and other[(13)]	14	10	31
Adjusted EBITDA (Non-GAAP)	**$1,058**	**$972**	**$875**
Adjusted EBITDA (ex. Food Group 2019 Impact) (Non-GAAP)	NA	NA	NA
Adjusted EBITDA (Non-GAAP)	**$1,058**	**$972**	**$875**
Depreciation expense	(283)	(266)	(253)
Interest expense—net	(170)	(229)	(285)
Income tax provision, as adjusted[(14)]	(235)	(1)	(37)
Adjusted Net Income (Non-GAAP)[(15)]	**$370**	**$476**	**$300**

Note: Refer to slide 93 for footnotes

US FOODS

Non-GAAP Reconciliation - Adjusted EBITDA and Adjusted Net Income

($ in millions)	For the 13 weeks ended (preliminary, unaudited) April 2, 2022[16]	April 3, 2021
Net income (loss) available to common shareholders	**($16)**	**($39)**
Series A Preferred Stock Dividends	(9)	(15)
Net income (loss) (GAAP)	**($7)**	**($24)**
Interest expense—net	55	54
Income tax provision (benefit)	(8)	(18)
Depreciation expense	78	82
Amortization expense	11	19
EBITDA (Non-GAAP)	**$129**	**$113**
Adjustments:		
Restructuring costs and asset impairment charges[2]	–	3
Share-based compensation expense[3]	12	10
LIFO reserve adjustment[4]	72	21
Loss on extinguishment of debt[5]	–	23
Business transformation costs[7]	14	9
COVID-19 bad debt (benefit) expense[10]	–	(15)
Business acquisition and integration related costs and other[13]	14	8
Adjusted EBITDA (Non-GAAP)	**$241**	**$172**
Depreciation expense	(78)	(82)
Interest expense—net	(55)	(54)
Income tax provision, as adjusted[14]	(28)	(9)
Adjusted Net Income (Non-GAAP)[15]	**$80**	**$27**

Note: Refer to slide 93 for footnotes

Non-GAAP Reconciliation - Adjusted EBITDA Pro-Forma View

	2019 Legacy	2019 Food Group	2019 Smart	2019 Pro Forma Actual	2019 Food Group Adj.[17]	2019 Pro Forma Adj.
Net income (loss)	**$406**	**($10)**	**$36**	**$432**	**$8**	**$440**
Interest expense—net	163	43	17	223	–	223
Income tax provision (benefit)	132	–	15	147	2	149
Depreciation expense	303	32	15	350	–	350
Amortization expense	38	13	–	51	–	51
EBITDA (Non-GAAP)	**$1,042**	**$78**	**$83**	**$1,203**	**$10**	**$1,213**
Adjustments:						
Share-based compensation expense[3]	32	–	–	32	–	32
LIFO reserve adjustment[4]	22	–	–	22	–	22
Pension settlements[6]	12	–	–	12	–	12
Business transformation costs[7]	9	–	–	9	–	9
Business acquisition and integration related costs and other[13]	54	7	2	63	–	63
Adjusted EBITDA (Non-GAAP)	**$1,171**	**$85**	**$85**	**$1,341**	**$10**	**$1,351**

Note: Refer to slide 93 for footnotes

Non-GAAP Reconciliation - Adjusted Gross Profit

($ in millions)	For the year ended (unaudited) January 1, 2022	For the year ended (unaudited) January 2, 2021
Gross Profit (GAAP)	**$4,655**	**$3,719**
LIFO reserve adjustment[(1)]	165	25
COVID-19 product donations and inventory adjustments[(2)]	–	50
Adjusted Gross Profit	**$4,820**	**$3,794**

(1) Represents the non-cash impact of LIFO reserve adjustments; (2) Includes COVID-19 related expenses related to inventory adjustments and product donations

Non-GAAP Reconciliation - Adjusted Gross Profit

($ in millions)	For the 13 weeks ended (preliminary, unaudited) April 2, 2022[2]	April 3, 2021
Gross Profit (GAAP)	**$1,195**	**$1,003**
LIFO reserve adjustment[1]	72	21
Adjusted Gross Profit	**$1,267**	**$1,024**

(1) Represents the non-cash impact of LIFO reserve adjustments; (2) The data presented herein for the 13 weeks ended April 2, 2022 is preliminary, based upon our estimates, and subject to further internal review by our management and financial closing procedures. Final results for first quarter fiscal year 2022, which will be reported on a Quarterly Report on Form 10-Q, may vary from the information in this presentation

Non-GAAP Reconciliation - Adjusted Diluted Earnings Per Share (EPS)

	For the year ended (unaudited)			
	January 1, 2022	January 2, 2021	December 28, 2019	December 29, 2018
Diluted EPS (GAAP)	**$0.54**	**($1.15)**	**$1.75**	**$1.87**
Former Sponsor fees[1]	–	–	–	–
Restructuring costs and asset impairment charges[2]	0.04	0.18	–	–
Share-based compensation expense[3]	0.19	0.18	0.15	0.13
LIFO reserve adjustment[4]	0.66	0.11	0.10	–
Loss on extinguishment of debt[5]	0.09	–	–	–
Pension settlements[6]	–	–	0.05	–
Business transformation costs[7]	0.09	0.10	0.04	0.10
Formerly Proposed Sysco Acquisition termination fees—net[8]	–	–	–	–
Formerly Proposed Sysco Acquisition related costs[9]	–	–	–	–
COVID-19 bad debt (benefit) expense[10]	(0.06)	0.21	–	–
COVID-19 product donations and inventory adjustments[11]	–	0.23	–	–
COVID-19 other related expenses[12]	0.01	0.06	–	–
Business acquisition and integration related costs and other[13]	(0.02)	0.21	0.28	0.19
Income tax provision, as adjusted[14]	0.01	0.09	0.01	(0.12)
Adjusted Diluted EPS (Non-GAAP)[15]	**$1.55**	**$0.22**	**$2.38**	**$2.17**
Weighted-average diluted shares outstanding (Non-GAAP)[16]	**249,886,068**	**219,838,120**	**219,534,622**	**217,825,545**

Note: Refer to slide 94 for footnotes

Non-GAAP Reconciliation - Adjusted Diluted Earnings Per Share (EPS)

	For the year ended (unaudited)		
	December 30, 2017	December 31, 2016	January 2, 2016
Diluted EPS (GAAP)	**$1.97**	**$1.03**	**$0.98**
Former Sponsor fees[1]	–	0.18	0.06
Restructuring costs and asset impairment charges[2]	–	0.26	1.01
Share-based compensation expense[3]	0.09	0.09	0.09
LIFO reserve adjustment[4]	0.06	(0.09)	(0.43)
Loss on extinguishment of debt[5]	–	0.26	–
Pension settlements[6]	0.08	–	–
Business transformation costs[7]	0.18	0.18	0.27
Formerly Proposed Sysco Acquisition termination fees—net[8]	–	–	(1.68)
Formerly Proposed Sysco Acquisition related costs[9]	–	–	0.50
COVID-19 bad debt (benefit) expense[10]	–	–	–
COVID-19 product donations and inventory adjustments[11]	–	–	–
COVID-19 other related expenses[12]	–	–	–
Business acquisition and integration related costs and other[13]	0.06	0.05	0.18
Income tax provision, as adjusted[14]	(0.80)	0.37	0.77
Adjusted Diluted EPS (Non-GAAP)[15]	**$1.64**	**$2.33**	**$1.75**
Weighted-average diluted shares outstanding (Non-GAAP)[16]	**225,663,785**	**204,024,726**	**171,060,720**

Note: Refer to slide 94 for footnotes

Non-GAAP Reconciliation - Adjusted Diluted Earnings Per Share (EPS)

	For the 13 weeks ended (preliminary, unaudited)	
	April 2, 2022[17]	April 3, 2021
Diluted EPS (GAAP)	**($0.07)**	**($0.18)**
Restructuring costs and asset impairment charges[2]	–	0.01
Share-based compensation expense[3]	0.05	0.05
LIFO reserve adjustment[4]	0.32	0.10
Loss on extinguishment of debt[5]	–	0.10
Business transformation costs[7]	0.06	0.04
COVID-19 bad debt (benefit) expense[10]	–	(0.07)
Business acquisition and integration related costs and other[13]	0.06	0.04
Income tax provision, as adjusted[14]	(0.06)	0.03
Adjusted Diluted EPS (Non-GAAP)[15]	**$0.36**	**$0.12**
Weighted-average diluted shares outstanding (Non-GAAP)[16]	**222,877,385**	**220,713,683**

Note: Refer to slide 94 for footnotes

Non-GAAP Reconciliation - Return on Invested Capital (ROIC)

($ in millions)	For the year ended (unaudited) January 1, 2022[6]	January 2, 2021[6]	December 28, 2019[7]	December 29, 2018
Operating Income (GAAP)	**$424**	**($77)**	**$700**	**$657**
Adjustments:				
Restructuring costs and asset impairment charges[1]	$11	$39	($0)	$1
Share-based compensation expense[2]	48	40	32	28
LIFO reserve adjustment[3]	165	25	22	0
Business transformation costs[4]	22	22	9	22
Other[5]	6	156	65	41
Adjusted Operating Income (Non-GAAP)	**$676**	**$205**	**$828**	**$749**
Income Tax Provision, as adjusted (@26%)	(176)	(53)	(215)	(195)
Adjusted Operating Income After Tax ex Amortization (Non-GAAP)	**$544**	**$211**	**$642**	**$584**
Invested Capital:				
Average of Total Assets	$11,705	$10,163	$9,174	$9,112
Average of Adjustments:				
Cash	($477)	($447)	($97)	($112)
Non-Interest bearing current liabilities	(2,199)	(1,977)	(1,972)	(1,932)
Intangible Assets	(853)	(583)	(305)	(344)
Goodwill	(5,178)	(4,348)	(3,967)	(3,967)
Average Invested Capital	**$2,999**	**$2,808**	**$2,833**	**$2,758**
Return on Invested Capital	**18.1%**	**7.5%**	**22.7%**	**21.2%**

Note: Refer to slide 95 for footnotes

Non-GAAP Reconciliation - Return on Invested Capital (ROIC)

($ in millions)	For the year ended (unaudited) December 30, 2017	December 31, 2016	January 2, 2016
Operating Income (GAAP)	**$574**	**$414**	**$190**
Adjustments:			
Restructuring costs and asset impairment charges (1)	($1)	$53	$173
Share-based compensation expense (2)	21	18	16
LIFO reserve adjustment (3)	14	(18)	(74)
Business transformation costs (4)	40	37	46
Other (5)	33	46	126
Adjusted Operating Income (Non-GAAP)	**$680**	**$550**	**$476**
Income Tax Provision, as adjusted (@26%)	(177)	(143)	(124)
Adjusted Operating Income After Tax ex Amortization (Non-GAAP)	**$574**	**$522**	**$461**
Invested Capital:			
Average of Total Assets	$8,991	$9,092	$9,131
Average of Adjustments:			
Cash	($125)	($324)	($431)
Non-Interest bearing current liabilities	(1,893)	(1,817)	(1,757)
Intangible Assets	(375)	(432)	(540)
Goodwill	(3,938)	(3,892)	(3,856)
Average Invested Capital	**$2,660**	**$2,626**	**$2,547**
Return on Invested Capital	**21.6%**	**19.9%**	**18.1%**

Note: Refer to slide 95 for footnotes

Non-GAAP Reconciliation - Net Debt and Net Leverage Ratios

($ in millions, except ratios)	(preliminary, unaudited) April 2, 2022[2]	April 3, 2021
Total Debt (GAAP)	**$4,993**	**$5,738**
Cash, cash equivalents and restricted cash	(190)	(912)
Net Debt (Non-GAAP)	**$4,803**	**$4,826**
Adjusted EBITDA (Non-GAAP)[1]	$1,126	$643
Net Leverage Ratio (Non-GAAP)[2]	**4.3x**	**7.5x**

(1) Trailing Twelve Months (TTM) Adjusted EBITDA; (2) Net debt/(TTM) Adjusted EBITDA; (2) The data presented herein for the 13 weeks ended April 2, 2022 is preliminary, based upon our estimates, and subject to further internal review by our management and financial closing procedures. Final results for first quarter fiscal year 2022, which will be reported on a Quarterly Report on Form 10-Q, may vary from the information in this presentation

Non-GAAP Reconciliation - Adjusted EBITDA and Adjusted Net Income

1. Consists of fees paid to the Sponsors for consulting and management advisory services.
2. Consists primarily of severance and related costs, organizational realignment costs and asset impairment charges.
3. Share-based compensation expense for expected vesting of stock awards and employee stock purchase plan.
4. Represents the non-cash impact of LIFO reserve adjustments.
5. Includes early redemption premium and the write-off of certain pre-existing debt issuance costs.
6. Consists of settlement charges resulting from payments to settle benefit obligations with both former and current participants in our defined benefit pension plan.
7. Consists primarily of costs related to significant process and systems redesign across multiple functions.
8. Consists of net fees received in connection with an agreement with Sysco (the "Formerly Proposed Sysco Acquisition Agreement") related to the potential acquisition of US Foods by Sysco (the "Formerly Proposed Sysco Acquisition").
9. Consists of costs related to the Formerly Proposed Sysco Acquisition, including certain employee retention costs.
10. Includes the changes in the reserve for doubtful accounts expense reflecting the collection risk associated with our customer base as a result of the COVID-19 pandemic.
11. Includes COVID-19 related expenses related to inventory adjustments and product donations.
12. Includes COVID-19 costs that we are permitted to addback under certain agreements governing our indebtedness.
13. Includes: (i) aggregate acquisition and integration related costs of $6 million for each of the 13 weeks ended April 2, 2022 (preliminary) and April 3, 2021; $22 million, $45 million, $52 million, and $29 million for fiscal years 2021, 2020, 2019 and 2018, respectively (ii) favorable legal settlement recoveries of $29 million for the 52 weeks ended January 1, 2022 and (iii) other gains, losses or costs that we are permitted to add back for purposes of calculating Adjusted EBITDA under certain agreements governing our indebtedness.
14. Represents our income tax provision (benefit) adjusted for the tax effect of pre-tax items excluded from Adjusted Net income and the removal of applicable discrete tax items. Applicable discrete tax items include changes in tax laws or rates, changes related to prior year unrecognized tax benefits, discrete changes in valuation allowances, and excess tax benefits associated with share-based compensation. The tax effect of pre-tax items excluded from Adjusted Net income is computed using a statutory tax rate after taking into account the impact of permanent differences and valuation allowances.
15. Effective as of fiscal year 2019, we revised the definition of Adjusted Net income to also exclude the effect of intangible asset amortization expense. Prior year amounts have been revised to conform with the current year presentation.
16. The data presented herein for the 13 weeks ended April 2, 2022 is preliminary, based upon our estimates, and subject to further internal review by our management and financial closing procedures. Final results for first quarter fiscal year 2022, which will be reported on a Quarterly Report on Form 10-Q, may vary from the information in this presentation.
17. Estimated income earned in 2018 by Food Group for events, such as food shows and promotional events, that was not earned in 2019 because events were deferred as a result of the integration and was expected to be realized again in subsequent years.

Non-GAAP Reconciliation - Adjusted Diluted Earnings Per Share (EPS)

1. Consists of fees paid to the Sponsors for consulting and management advisory services.
2. Consists primarily of severance and related costs, organizational realignment costs and asset impairment charges.
3. Share-based compensation expense for expected vesting of stock awards and employee stock purchase plan.
4. Represents the non-cash impact of LIFO reserve adjustments.
5. Includes early redemption premium and the write-off of certain pre-existing debt issuance costs.
6. Consists of settlement charges resulting from payments to settle benefit obligations with both former and current participants in our defined benefit pension plan.
7. Consists primarily of costs related to significant process and systems redesign across multiple functions.
8. Consists of net fees received in connection with the termination of the Formerly Proposed Sysco Acquisition Agreement.
9. Consists of costs related to the Formerly Proposed Sysco Acquisition, including certain employee retention costs.
10. Includes the changes in the reserve for doubtful accounts expense reflecting the collection risk associated with our customer base as a result of the COVID-19 pandemic.
11. Includes COVID-19 related expenses related to inventory adjustments and product donations.
12. Includes COVID-19 costs that we are permitted to addback under certain agreements governing our indebtedness.
13. Includes: (i) aggregate acquisition and integration related costs of $6 million for each of the 13 weeks ended April 2, 2022 (preliminary) and April 3, 2021; $22 million, $45 million, $52 million, and $29 million for fiscal years 2021, 2020, 2019 and 2018, respectively (ii) favorable legal settlement recoveries of $29 million for the 52 weeks ended January 1, 2022 and (iii) other gains, losses or costs that we are permitted to add back for purposes of calculating Adjusted EBITDA under certain agreements governing our indebtedness.
14. Represents our income tax provision (benefit) adjusted for the tax effect of pre-tax items excluded from Adjusted Net income and the removal of applicable discrete tax items. Applicable discrete tax items include changes in tax laws or rates, changes related to prior year unrecognized tax benefits, discrete changes in valuation allowances, and excess tax benefits associated with share-based compensation. The tax effect of pre-tax items excluded from Adjusted Net income is computed using a statutory tax rate after taking into account the impact of permanent differences and valuation allowances.
15. Adjusted Diluted EPS is calculated as Adjusted Net income divided by weighted average diluted shares outstanding (Non-GAAP), see note 16. Effective as of fiscal year 2019, we revised the definition of Adjusted Net income to also exclude the effect of intangible asset amortization expense. Prior period amounts have been revised to conform with this change.
16. For purposes of the Adjusted Diluted EPS calculation (Non-GAAP), when the Company has Net income (GAAP), weighted average diluted shares outstanding (Non-GAAP) is used and assumes conversion of the Series A convertible preferred stock, and, when the Company has Net loss (GAAP) and assumed conversion of the Series A convertible preferred stock would be antidilutive, weighted-average diluted shares outstanding (GAAP) is used.
17. The data presented herein for the 13 weeks ended April 2, 2022 is preliminary, based upon our estimates, and subject to further internal review by our management and financial closing procedures. Final results for first quarter fiscal year 2022, which will be reported on a Quarterly Report on Form 10-Q, may vary from the information in this presentation.

Non-GAAP Reconciliation - Return on Invested Capital (ROIC)

1. Consists primarily of severance and related costs, organizational realignment costs and asset impairment charges.
2. Share-based compensation expense for expected vesting of stock awards and employee stock purchase plan.
3. Represents the non-cash impact of LIFO reserve adjustments.
4. Consists primarily of costs related to significant process and systems redesign across multiple functions.
5. Includes Pension Settlements, Sponsor Management Fees, Discontinued Operations, and Other Costs.
6. Fiscal year 2021 and 2020 figures includes Food Group.
7. Fiscal year 2019 figures represent legacy US Foods (excluding Food Group).

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